LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN DIVERSIFIED FUND

July 17, 1998

Dear Shareholder:

We are pleased to report that the J.P. Morgan Diversified Fund earned a strong absolute return during a period that was characterized by volatility both at home and abroad. For the 12 months ended June 30, 1998, the fund returned 18.06%. The fund's Diversified Benchmark* returned 20.38%, and the fund's peers, as measured by the Lipper Balanced Fund Average, returned 17.58%.

The fund's net asset value per share increased from $13.89 at June 30, 1997, to $15.06 on June 30, 1998. The fund made distributions during the year of approximately $0.53 per share from ordinary income, approximately $0.28 per share from short-term capital gains, and approximately $0.38 per share from long-term capital gains, of which $0.19 per share represents distributions of 20% rate gains. In addition, the fund's net assets advanced from approximately $70.3 million on June 30, 1997, to approximately $227.1 million at the end of the year under review. The net assets of The Diversified Portfolio, in which the fund invests, totaled approximately $559.1 million on June 30, 1998.

The report that follows includes an interview with John M. Devlin, a member of the portfolio management team for The Diversified Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the coming months.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                  /s/ Keith M. Schappert

Ramon de Oliveira                      Keith M. Schappert
Chairman of Asset Management Services  President of Asset Management Services
J.P. Morgan & Co. Incorporated         J.P. Morgan &Co. Incorporated


* Comprises 52% S&P 500 Index, 35% Salomon Brothers Broad Investment Grade Bond Index, 10% MSCI EAFE Index, and 3% Russell 2000 Index.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS . . . . . .7

FUND PERFORMANCE . . . . . . . . .2     SPECIAL FUND-BASED SERVICES . . . . .8

PORTFOLIO MANAGER Q&A. . . . . . .3     FINANCIAL STATEMENTS . . . . . . .  10
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on September 30, 1993,* would have grown to $19,286 on June 30, 1998.

     Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE FUND INCEPTION*
SEPTEMBER 30, 1993 - JUNE 30, 1998

[GRAPH]


                                   Inception      Jun-95     Jun-96    Jun-97    Jun-98
                                   ---------     -------    -------   -------   -------
J.P. Morgan Diversified Fund        $10,000      $11,633    $13,554   $16,336   $19,286
Diversified Benchmark**              10,000       11,734     13,732    16,796    20,220
S&P 500 Index                        10,000       12,462     15,703    21,151    27,531
Lipper Balanced Fund Average         10,000       11,300     13,071    15,604    18,356



PERFORMANCE                             TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------    ------------------------------
                                        THREE      SIX       ONE        THREE      SINCE
AS OF JUNE 30, 1998                     MONTHS    MONTHS     YEAR       YEARS    INCEPTION*
---------------------------------------------------------    ------------------------------
J.P. MORGAN DIVERSIFIED FUND            2.50%     11.27%     18.06%     18.35%     14.84%
DIVERSIFIED BENCHMARK**                 2.51%     12.27%     20.38%     19.89%     15.98%
S&P 500 INDEX                           3.30%     17.71%     30.16%     30.24%     23.76%
LIPPER BALANCED FUND AVERAGE            1.15%      8.95%     17.58%     17.77%     13.92%



*REFLECTS PERFORMANCE OF THE J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND FROM SEPTEMBER 10, 1993, THROUGH DECEMBER 15, 1993 (COMMENCEMENT OF OPERATIONS). THE PERFORMANCE FOR SUCH PERIOD REFLECTS THE DEDUCTION OF THE EXPENSES OF THE J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND, WHICH WERE LOWER THAN THE EXPENSES OF THE FUND. ALL RETURNS ARE CALCULATED FROM SEPTEMBER 30, 1993. THE AVERAGE ANNUAL TOTAL RETURN SINCE SEPTEMBER 10, 1993, IS 14.44%.

**COMPRISES 52% S&P 500 INDEX, 35% SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX, 10% MSCI EAFE INDEX, AND 3% RUSSELL 2000 INDEX.

THE S&P 500 INDEX IS AN UNMANAGED INDEX WHICH MEASURES PERFORMANCE OF 500 WIDELY HELD U.S. LARGE-CAP STOCKS. THE S&P 500 INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with JOHN M. DEVLIN JR., who has been a member of the portfolio management team for The Diversified Portfolio since December of 1993. John joined J.P. Morgan in 1986. At Morgan, he was on special assignment in the Frankfurt office and, prior to that, spent six years on the fixed-income trading desk as a mortgage and corporate specialist. Before joining Morgan, John was a pension fund manager and Treasury manager during his 12 years with U.S. Steel. He earned a degree in Finance from Georgetown in 1967, and an MBA from Pace University in 1976. He was an adjunct professor of Finance at Pace University for 10 years. This interview took place on July 14, 1998, and reflects John's views on that date.

WHAT WERE THE MAJOR MARKET EVENTS OF THE PAST 12 MONTHS?

JMD: For almost exactly one year, trouble in the Asian markets has dominated the world economic scene. The difficulties began last July with Thailand, and quickly spread to the rest of the region. Japan's economy has been doing poorly for some time, and that had a negative effect on the entire region.

The turmoil in Asia caused a flight to quality -- investors began moving their money to areas they viewed as more secure, insulated somewhat from the uncertainty of the world markets. U.S. large-cap stocks, and global fixed-income markets have benefited from the resulting influx of capital.

In addition to sending huge flows of cash to the U.S. stock market, Asia has prolonged the bull market in the U.S. by removing one of the main sources of risk -- higher interest rates. Because of the crisis in Asia, economic activity has slowed from a torrid pace that, left unchecked, might have forced the Federal Reserve to raise short-term interest rates. In the absence of any tightening by the Fed, U.S. stock prices have continued to rise.

HOW DID THE MARKETS IN WHICH THE PORTFOLIO INVESTS BEHAVE DURING THE 12 MONTHS UNDER REVIEW?

JMD: In addition to the effect Asia has had on U.S. large-cap stocks, the blue chip averages have benefited from several other factors. Lower commodity prices throughout the world are helping to keep inflation under control. Large U.S. companies are buying back their own stock at a rapid pace, seeing their own stock as the best use of their excess cash. A wave of corporate mergers has resulted in fewer shares of stock available to meet investor demand. It has also served to drive stock prices even higher. What's more, investors continue to pour money into the equity markets by funding their 401(k) retirement plans.

The U.S. fixed-income market is enjoying a low and stable inflation environment, low interest rates, a hands-off Fed, and a dramatic improvement in the federal budget deficit. On the other hand, a low unemployment rate and strong domestic economy are creating nervousness about the potential for inflation to rise and for the Fed to raise short-term rates. The key factor influencing the bond market right now is economic growth. To the extent that growth slows before inflation picks up, rates could head even lower. However, if domestic growth continues at its current pace, the potential for inflation to accelerate will increase, and interest rates could head back up. It remains to be seen which scenario will materialize.

In international markets, European stocks have done well in spite of Asia's difficulties. Optimism over European Monetary Union is fueling the rise, as is corporate restructuring similar to what the U.S. experienced several years ago. We view Europe as far less overvalued than most developed markets, given that earnings should be improving.

U.S. small-cap stocks have suffered over the past year, lagging their large-cap brethren by a wide margin. The flight to quality is causing investors to ignore small stocks because of the perceived instability of smaller companies. However, since the second quarter of 1997, earnings growth rates for small-cap stocks have surpassed those of large-cap stocks. In addition, the strength of the U.S. dollar looms as a potential drag on large multinational companies. This could benefit small caps relative to large caps, because the overseas profits of multinational companies lose value when translated back into U.S. dollars in a strong dollar environment.

HOW DID THE J.P. MORGAN DIVERSIFIED FUND PERFORM DURING THE PAST 12 MONTHS?

JMD: I am pleased to report that the fund is surpassing its peers for the 12 months ended June 30, 1998. The fund returned 18.06% for the year, versus 17.58% for the Lipper Balanced Fund Average. However, the fund lagged its Diversified Benchmark, which returned 20.38% for the 12 months.

Our underperformance relative to the benchmark was due mainly to our asset allocation decisions. Our normal asset mix reflects our long-term belief in the relative rewards and risks of the four asset classes in which we invest. It also represents what we view as a sensibly diversified portfolio of investments. However, we adjusted our asset mix in response to what we viewed as changes in the relative valuations of these asset classes. (See pie charts on page 7.) All of our asset allocation decisions are based on valuation -- we seek to buy securities that we believe are undervalued and sell those that look fully valued or overvalued -- but the markets have been ignoring traditional measures of valuation.

We decided to underweight large-cap stocks because the S&P 500 Index has looked overvalued to us for some time. Earnings projections for many large companies seem too optimistic in light of the trouble in Asia and the strong U.S. dollar. However, in a momentum-driven market fueled by a flight to quality, large caps have continued to dominate.

Our decision to overweight U.S. bonds added significantly to the portfolio's returns, as that market benefited from the conditions discussed above. We also overweighted international stocks, which helped the portfolio. We view Europe as being in the early stages of its economic cycle, and the markets have thus far confirmed our view.

Our overweighted position in U.S. small-cap stocks held the portfolio back somewhat. These stocks are exhibiting historically low valuations relative to large caps. In fact, the price/earnings ratio on the small-cap Russell 2000 Index is the lowest it's been versus the P/E of the S&P 500 since the early 1980s. We believe that reasonable domestic growth, combined with a strong dollar, is likely to create significant opportunities for small stocks relative to large. Our view is that small caps will continue to grow appreciably faster throughout the remainder of 1998. Because of these views, we have retained an overweight position in small caps. However, investors continue to ignore these stocks in favor of large-caps, and the portfolio suffered as a result.

HOW EFFECTIVE WERE OUR SECURITY SELECTION DECISIONS?

JMD: Our individual security selection was quite good over the last 12 months. Our large-cap stocks have been beating the market, as have our small caps.

Among the large-cap stocks we held, one of the big winners for us was Warner-Lambert Co. Sales of the company's two new drugs, Lipitor, a cholesterol-reducing drug, and Rezulin, a diabetes drug, continue to exceed expectations.

Another top performer for the portfolio was Tyco International, Ltd., a diversified industrial company and industry leader in several businesses. Tyco's management team is very focused on containing costs and has made several strategic acquisitions over the last year. Tyco's most recent purchase, U.S. Surgical Corp., which was announced in May, is also its largest to date.

In the small-cap sector, DeKalb Genetics Corp. has been one of our largest positions for some time. It's also been one of our most successful holdings. The company creates valuable agricultural genetics and biotechnology for seed corn products, and holds several important patents. This is a growing business, and we knew that DeKalb was well-positioned to benefit from the industry consolidation that we expected. In February, DeKalb, recognizing the economies of scale needed to succeed, put itself up for sale. In mid-May, Monsanto agreed to acquire DeKalb for $100 per share. We tendered our shares for cash at that price.

We maintained a long duration position in the fixed-income portion of the portfolio. Across sectors, we continue to reduce our total below-investment-grade exposures, as we also reduced positions in investment-grade corporates and emerging market debt. On the plus side, we added to positions in high-grade asset-backed securities and agency mortgages.

WHAT IS OUR OUTLOOK FOR THE COMING MONTHS?

JMD: The U.S. large-cap market is hitting record highs -- as is investor enthusiasm. We believe, however, that other asset classes offer more relative value these days. Market volatility has risen appreciably over the last 18 months. Fundamentals are also starting to deteriorate. Earnings growth rates are no longer as high as they were, and that may start to cause investor concern. Finally, the chance of an economic downturn is rising, if for no other reason than the fact that we're in the eighth year of an economic expansion, and expansions don't last forever. In light of these conditions, we continue to overweight U.S. small-cap stocks and fixed-income securities. We believe these asset classes offer growth without exposing our shareholders to excessive amounts of risk.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Diversified Fund seeks to provide a high total return from a diversified portfolio of equity and fixed-income securities. It is designed for investors who wish to invest for long-term objectives, such as retirement, and who seek over time to attain real appreciation of their investments, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/15/93

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 6/30/98
$227,063,713

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 6/30/98
$559,065,388

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
QUARTERLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98

EXPENSE RATIO
The fund's current annualized expense ratio of 0.98% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

DIVERSIFIED STRATEGY

[CHART]


U.S. LARGE-CAP EQUITIES                 52.0%

FIXED INCOME                            35.0%

INTERNATIONAL EQUITIES                  10.0%

U.S. SMALL-CAP EQUITIES                  3.0%




ASSET ALLOCATION AS OF 6/30/98
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]


U.S. LARGE-CAP EQUITIES                 45.2%

FIXED INCOME                            37.9%

INTERNATIONAL EQUITIES                  10.6%

U.S. SMALL-CAP EQUITIES                  5.0%

SHORT-TERM & OTHER INVESTMENTS           1.3%



TOP 10 HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)        % OF TOTAL INVESTMENTS
----------------------------------------------------------------
U.S. TREASURY BOND, 8.50% DUE 2/15/20                  2.5%
U.S. TREASURY NOTE, 6.63% DUE 6/30/01                  2.1%
GOVERNMENT OF FRANCE, 4.75% DUE 3/12/02                1.8%
GERMAN UNITY FUND, 8.50% DUE 02/20/01                  1.8%
FNMA REMIC, 6.50% DUE 1/25/23                          1.4%
EXXON CORP.                                            1.3%
BRISTOL-MYERS SQUIBB CO.                               1.0%
GENERAL ELECTRIC CO.                                   1.0%
U.S. TREASURY NOTE, 6.88% DUE 5/15/06                  1.0%
INTEL CORP.                                            1.0%


SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - Create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives.

 - Make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

 - Make investments through the diversified family of J.P. Morgan mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The portfolio invests in foreign securities, which are subject to special risks. Prospective investors should refer to the prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN DIVERSIFIED FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Diversified Portfolio
  ("Portfolio"), at value                          $227,081,506
Receivable for Shares of Beneficial Interest Sold        99,818
Receivable for Expense Reimbursements                    18,462
Deferred Organization Expenses                            3,121
Prepaid Trustees' Fees                                      381
Prepaid Expenses and Other Assets                            93
                                                   ------------
    Total Assets                                    227,203,381
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        45,895
Payable for Shares of Beneficial Interest
  Redeemed                                               38,790
Administrative Services Fee Payable                       5,237
Administration Fee Payable                                  341
Fund Services Fee Payable                                   185
Accrued Expenses                                         49,220
                                                   ------------
    Total Liabilities                                   139,668
                                                   ------------
NET ASSETS
Applicable to 15,076,552 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $227,063,713
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $15.06
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $196,932,790
Undistributed Net Investment Income                     124,131
Accumulated Net Realized Gain on Investment           3,582,467
Net Unrealized Appreciation of Investment            26,424,325
                                                   ------------
    Net Assets                                     $227,063,713
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DIVERSIFIED FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $2,461)                                  $ 3,903,968
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $53,693)                                   1,425,974
Allocated Portfolio Expenses (Net of
  Reimbursement of $77,105)                                      (917,464)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 4,412,478
FUND EXPENSES
Shareholder Servicing Fee                          $352,054
Administrative Services Fee                          41,692
Registration Fees                                    33,610
Transfer Agent Fees                                  31,361
Printing Expenses                                    21,568
Professional Fees                                    15,366
Amortization of Organization Expenses                 6,863
Fund Services Fee                                     4,318
Administration Fee                                    3,367
Trustees' Fees and Expenses                             828
Miscellaneous                                         6,883
                                                   --------
    Total Fund Expenses                             517,910
Less: Reimbursement of Expenses                     (55,495)
                                                   --------
NET FUND EXPENSES                                                 462,415
                                                              -----------
NET INVESTMENT INCOME                                           3,950,063
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     4,691,054
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          16,433,434
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $25,074,551
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DIVERSIFIED FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                   JUNE 30, 1998    JUNE 30, 1997
                                                   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    3,950,063   $    1,824,215
Net Realized Gain on Investment Allocated from
  Portfolio                                             4,691,054        3,370,108
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  16,433,434        6,451,745
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       25,074,551       11,646,068
                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (4,765,734)      (1,470,823)
Net Realized Gain                                      (3,891,110)      (1,827,802)
                                                   --------------   --------------
    Total Distributions to Shareholders                (8,656,844)      (3,298,625)
                                                   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      159,371,573       23,003,598
Reinvestment of Dividends and Distributions             8,354,482        3,173,662
Cost of Shares of Beneficial Interest Redeemed        (27,418,102)     (17,385,015)
                                                   --------------   --------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             140,307,953        8,792,245
                                                   --------------   --------------
    Total Increase in Net Assets                      156,725,660       17,139,688
NET ASSETS
Beginning of Fiscal Year                               70,338,053       53,198,365
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment income of $124,131 and $1,143,038,
  respectively)                                    $  227,063,713   $   70,338,053
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DIVERSIFIED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                              FOR THE PERIOD
                                                                                             DECEMBER 15, 1993
                                                     FOR THE FISCAL YEAR ENDED JUNE 30,      (COMMENCEMENT OF
                                                   --------------------------------------   OPERATIONS) THROUGH
                                                     1998      1997      1996      1995        JUNE 30, 1994
                                                   --------   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.89   $ 12.22   $ 11.20   $  9.81   $            10.00
                                                   --------   -------   -------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.33      0.37      0.30      0.28                 0.09
Net Realized and Unrealized Gain (Loss) on
  Investment                                           2.03      2.02      1.48      1.37                (0.27)
                                                   --------   -------   -------   -------   -------------------
Total from Investment Operations                       2.36      2.39      1.78      1.65                (0.18)
                                                   --------   -------   -------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.53)    (0.32)    (0.32)    (0.20)               (0.01)
Net Realized Gain                                     (0.66)    (0.40)    (0.44)    (0.06)                  --
                                                   --------   -------   -------   -------   -------------------
Total Distributions to Shareholders                   (1.19)    (0.72)    (0.76)    (0.26)               (0.01)
                                                   --------   -------   -------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $  15.06   $ 13.89   $ 12.22   $ 11.20   $             9.81
                                                   --------   -------   -------   -------   -------------------
                                                   --------   -------   -------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          18.06%    20.52%    16.51%    17.08%               (1.82%)(a)
Net Assets, End of Period (in thousands)           $227,064   $70,338   $53,198   $22,396   $            7,023
Ratios to Average Net Assets
  Expenses                                             0.98%     0.98%     0.98%     0.98%                0.98%(b)
  Net Investment Income                                2.81%     3.00%     3.04%     3.39%                2.80%(b)
  Expenses without Reimbursement                       1.07%     1.25%     1.36%     1.89%                2.50%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Diversified Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund commenced operations on December 15, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Diversified Fund, respectively.

The fund invests all of its investable assets in The Diversified Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (41% at June 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared and paid as dividends quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $34,724, which are being deferred and amortized on a straight-line basis over period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital

J.P. MORGAN DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Paid-in Capital by $1,886, decrease Undistributed Net Income by $203,236 and increase Accumulated Net Realized Gain on Investment by $201,350. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

   h) The Fund incurred approximately $22,185 of foreign currency losses in the period from November 1, 1997 to June 30, 1998. These losses were deferred for tax purposes until July 1, 1998.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended June 30, 1998, the fee for these services amounted to $3,367.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended June 30, 1998, the fee for these services amounted to $41,692.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.98% of the average daily net assets of the fund through October 31, 1998. For the fiscal year ended June 30, 1998, Morgan has agreed to reimburse the fund $55,495 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement

J.P. MORGAN DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended June 30, 1998, the fee for these services amounted to $352,054.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $4,318 for the fiscal year ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $900.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                   JUNE 30, 1998    JUNE 30, 1997
                                                   --------------   --------------
Shares sold......................................      11,308,454       1,823,251
Reinvestment of dividends and distributions......         600,582         262,972
Shares redeemed..................................      (1,897,662)     (1,374,588)
                                                   --------------   --------------
Net Increase.....................................      10,011,374         711,635
                                                   --------------   --------------
                                                   --------------   --------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

J.P. MORGAN DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at June 30, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Diversified Fund
(Formerly The JPM Pierpont Diversified Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Diversified Fund (one of the series constituting part of J.P. Morgan Funds), hereafter referred to as the "fund", at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 15, 1993 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 18, 1998

The Diversified Portfolio
Annual Report June 30, 1998
(The following pages should be read in conjunction with the J.P. Morgan Diversified Fund
Annual Financial Statements)

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
EQUITIES (59.8%)
COMMON STOCK (59.4%)
FOREIGN COMMON STOCK (10.9%)
AUSTRALIA (0.2%)
AMP Ltd. (Insurance)+(s).........................         3,787   $      44,322
Broken Hill Proprietary Company Ltd. (Metals &
  Mining)(s).....................................        24,700         208,782
Mayne Nickless Ltd. (Commercial Services)(s).....        37,853         200,415
National Australia Bank Ltd. (Banking)(s)........        15,500         204,444
Westpac Banking Corp. Ltd. (Banking)(s)..........        23,545         143,615
WMC Ltd. (Metals & Mining)(s)....................        49,800         149,875
                                                                  -------------
                                                                        951,453
                                                                  -------------

AUSTRIA (0.1%)
Bank Austria AG (Banking)(s).....................         6,800         488,353
                                                                  -------------

BELGIUM (0.0%)
PetroFina SA (Oil-Production)(s).................           600         246,305
                                                                  -------------

DENMARK (0.1%)
Danisco A/S (Food, Beverages & Tobacco)(s).......         2,000         134,361
GN Store Nord A/S (Telecommunications-
  Equipment)(s)..................................         6,600         201,541
                                                                  -------------
                                                                        335,902
                                                                  -------------

FRANCE (1.4%)
Carrefour SA (Retail)(s).........................           723         457,403
Compagnie de Saint Gobain SA (Building
  Materials)(s)..................................         1,362         252,530
Elf Aquitaine SA (Oil-Services)(s)...............         3,410         479,406
Groupe Danone (Food, Beverages & Tobacco)(s).....         1,300         358,434
Lagardere S.C.A. (Multi - Industry)(s)...........        10,079         419,595
Paribas (Financial Services)(s)..................         7,620         815,434
PSA Peugeot Citroen (Automotive)(s)..............         1,445         310,700
Rhodia SA (Chemicals)(s).........................        13,175         367,399

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
FRANCE (CONTINUED)
Rhone-Poulenc SA (Chemicals)(s)..................         5,700   $     321,484
Sanofi SA (Pharmaceuticals)(s)...................         3,137         368,904
SGS Thomson Microelectronics NV
  (Electronics)+(s)..............................         9,149         648,417
Societe Generale, Class A (Banking)(s)...........         3,470         721,431
Total SA, B Shares (Oil-Services)(s).............         5,444         707,735
Union des Assurances Federales (Insurance)(s)....           940         148,167
Vivendi (Utilities)(s)...........................         6,102       1,302,951
                                                                  -------------
                                                                      7,679,990
                                                                  -------------

GERMANY (1.4%)
Bayer AG (Chemicals)(s)..........................         7,100         367,384
Bilfinger & Berger Bau AG (Construction &
  Housing)(s)....................................         2,300          78,810
Deutsche Bank AG (Banking)(s)....................         7,900         667,877
Deutsche Lufthansa AG (Airlines)(s)..............        17,600         443,161
Dresdner Bank AG (Banking)(s)....................        12,900         696,801
Henkel KGAA (Chemicals)(s).......................         4,470         370,966
Karstadt AG (Retail)(s)..........................           600         291,684
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................         2,911       1,444,990
RWE AG (Utilities)(s)............................        16,500         976,270
SAP AG (Computer Software)(s)....................           830         503,508
Schering AG (Pharmaceuticals)(s).................         3,600         423,815
SGL Carbon AG (Chemicals)(s).....................         1,500         174,678
Siemens AG (Electrical Equipment)(s).............         5,440         331,969
SKW Trostberg AG (Chemicals)(s)..................         3,900         140,441
VEBA AG (Utilities)(s)...........................         9,430         633,966
Volkswagen AG (Automotive)(s)....................           433         418,119
                                                                  -------------
                                                                      7,964,439
                                                                  -------------

HONG KONG (0.1%)
Dickson Concepts International Ltd. (Wholesale &
  International Trade)(s)........................        67,500          94,082
Hong Kong Electric Holdings Ltd. (Electric)(s)...        42,500         131,637

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HONG KONG (CONTINUED)
HSBC Holdings PLC (Banking)(s)...................         2,800   $      68,477
Hutchison Whampoa Ltd. (Multi-Industry)(s).......        26,000         137,238
Sun Hung Kai Properties Ltd. (Real Estate)(s)....        28,000         118,886
                                                                  -------------
                                                                        550,320
                                                                  -------------

IRELAND (0.1%)
CRH PLC (Building Materials)(s)..................         9,800         139,018
Greencore Group PLC (Food, Beverages &
  Tobacco)(s)....................................        28,100         152,860
Irish Life PLC (Insurance)(s)....................        17,700         162,944
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(s)......................................        60,200         178,854
                                                                  -------------
                                                                        633,676
                                                                  -------------

ITALY (0.4%)
Assicurazioni Generali (Insurance)(s)............        11,400         370,690
ENI SPA (Oil-Services)(s)........................        83,000         543,979
Istituto Bancario San Paolo di Torino
  (Banking)(s)...................................        37,100         535,352
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................       214,181       1,036,836
                                                                  -------------
                                                                      2,486,857
                                                                  -------------

JAPAN (1.7%)
Asahi Bank Ltd. (Banking)(s).....................        58,000         254,927
Bridgestone Corp. (Chemicals)(s).................        14,000         330,871
Canon Sales Co., Inc. (Retail)(s)................         8,000         108,715
Canon, Inc. (Electronics)(s).....................         9,000         204,273
DDI Corp. (Telecommunications)(s)................            69         240,134
Ebara Corp. (Machinery)(s).......................        20,000         177,829
Fanuc Ltd. (Machinery)(s)........................         5,500         190,222
Fujitsu Ltd. (Computer Systems)(s)...............        33,000         347,156
Hitachi Ltd. (Electrical Equipment)(s)...........        21,000         136,938
Honda Motor Co. Ltd. (Automotive)(s).............         8,000         284,757
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)
Ishihara Sangyo Kaisha Ltd. (Chemicals)+(s)......        15,000   $      20,752
Ito-Yokado Co. Ltd. (Retail)(s)..................         5,000         235,256
Japan Tobacco, Inc. (Food, Beverages &
  Tobacco)(s)....................................            16         108,254
Kawasaki Steel Corp. (Metals & Mining)(s)........       126,000         226,970
Mitsubishi Chemical Corp. (Chemicals)(s).........       106,000         191,707
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................        31,000         192,096
Mitsubishi Estate Co. Ltd. (Real Estate)(s)......        31,000         272,508
Mitsui Mining & Smelting Co. Ltd. (Metals &
  Mining)(s).....................................        37,000         153,561
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....        67,000         157,863
Nichiei Co. Ltd. (Financial Services)(s).........         3,100         210,858
Nintendo Co. Ltd. (Retail)(s)....................         2,200         203,696
Nippon Steel Corp. (Metals & Mining)(s)..........        39,000          68,566
Nippon Telegraph & Telephone Corp.
  (Telecommunications)(s)........................            57         472,313
Nippon Yusen Kabushiki Kaisha
  (Transportation)(s)............................        54,000         182,873
Nishimatsu Construction Co. Ltd. (Construction &
  Housing)(s)....................................        42,000         205,786
Nomura Securities Co. Ltd. (Financial
  Services)(s)...................................        17,000         197,824
Pioneer Electronic Corp. (Electronics)(s)........        11,000         210,037
Ricoh Co. Ltd. (Electrical Equipment)(s).........        17,000         178,960
Rohm Co. Ltd. (Electrical Equipment)(s)..........         2,000         205,354
San-In Godo Bank Ltd. (Banking)(s)...............         6,000          39,039
Sanwa Bank Ltd. (Banking)(s).....................        13,000         116,244
Sekisui Chemical Co. Ltd. (Chemicals)(s).........        35,000         179,054
Shin-Etsu Chemical Co. Ltd. (Chemicals)(s).......        11,000         190,222
Shohkoh Fund & Co. Ltd. (Financial
  Services)(s)...................................           100          24,570

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)
Sony Corp. (Electronics)(s)......................         5,400   $     464,964
Sony Music Entertainment, Inc. (Entertainment,
  Leisure & Media)(s)............................         6,500         275,858
Sumitomo Forestry Co. Ltd. (Forest Products &
  Paper)(s)......................................        12,000          67,356
Takeda Chemical Industries Ltd. (Chemicals)(s)...        16,000         425,406
Takefuji Corp. (Financial Services)(s)...........         2,800         129,121
The Kagawa Bank Ltd. (Banking)(s)................         2,000           9,742
Toho Bank Ltd. (Banking)(s)......................        17,000          68,228
Tokyo Steel Manufacturing Co. Ltd. (Metals &
  Mining)(s).....................................        12,000          61,736
Tostem Corp. (Construction & Housing)(s).........        14,000         181,374
Toyota Motor Corp. Ltd. (Automotive)(s)..........        23,000         594,949
West Japan Railway Co. (Railroads)(s)............            61         221,083
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................        12,000         249,883
                                                                  -------------
                                                                      9,269,885
                                                                  -------------

MALAYSIA (0.0%)
Malakoff Berhad (Agriculture)(s).................        12,000          22,134
                                                                  -------------

NETHERLANDS (1.3%)
ASM Lithography Holding NV
  (Semiconductors)+(s)...........................        14,700         435,026
De Boer Unigro NV (Retail)(s)....................         6,178         326,481
ING Groep NV (Financial Services)(s).............        11,007         720,734
Koninklijke PTT Nederland NV
  (Telecommunications)(s)........................        10,900         419,556
Philips Electronics NV (Electronics)(s)..........         9,396         789,843
Royal Dutch Petroleum Co. (Oil-Services)(s)......        12,040         667,632
Royal Dutch Petroleum Co. (ADR) (Oil-Services)...        14,900         816,706
TNT Post Group NV (Transport & Services)+(s).....        10,900         278,632
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
NETHERLANDS (CONTINUED)
Unilever NV (ADR) (Food, Beverages & Tobacco)....        29,600   $   2,336,550
Vedior NV (Business & Public Services)(s)........         4,307         121,754
Vendex NV (Retail)(s)............................         4,365         164,152
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................         1,515         207,936
                                                                  -------------
                                                                      7,285,002
                                                                  -------------

NEW ZEALAND (0.1%)
Brierley Investments Ltd. (Financial
  Services)(s)...................................        96,000          47,839
Fletcher Challenge Building Division Ltd.
  (Building Materials)(s)........................        32,300          40,240
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(s)...........................        93,100         103,420
Lion Nathan Ltd. (Food, Beverages &
  Tobacco)(s)....................................        28,000          62,207
Telecom Corp. of New Zealand Ltd.
  (Telecommunications)(s)........................        42,200         173,929
                                                                  -------------
                                                                        427,635
                                                                  -------------

NORWAY (0.1%)
Kvaerner ASA, Series B (Capital Goods)(s)........         7,000         216,197
Norsk Hydro ASA (Oil-Services)(s)................         4,000         175,929
Nycomed Amersham PLC (Medical Supplies)(s).......        25,840         191,943
                                                                  -------------
                                                                        584,069
                                                                  -------------

SINGAPORE (0.0%)
City Developments Ltd. (Real Estate)(s)..........        19,000          53,081
Singapore Airlines Ltd. (Airlines)(s)............        35,000         163,660
Singapore Press Holdings Ltd. (Broadcasting &
  Publishing)(s).................................         1,932          12,922
United Overseas Bank Ltd. (Banking)(s)...........        28,000          87,009
                                                                  -------------
                                                                        316,672
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SPAIN (0.3%)
Acerinox SA (Metals & Mining)(s).................         1,670   $     222,754
Banco Bilbao Vizcaya SA (Banking)(s).............         5,460         280,686
Iberdrola SA (Electric)(s).......................        51,400         836,018
Vallehermoso SA (Real Estate)(s).................         4,521         166,558
                                                                  -------------
                                                                      1,506,016
                                                                  -------------

SWEDEN (0.3%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....        13,800         441,257
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)(s)...................        31,600         497,282
Gambro AB, B Shares (Health Services)(s).........        14,925         273,237
Skandia Forsakrings AB (Insurance)(s)............        26,485         378,597
                                                                  -------------
                                                                      1,590,373
                                                                  -------------

SWITZERLAND (0.9%)
ABB AG (Machinery)(s)............................           180         265,821
Nestle SA (Food, Beverages & Tobacco)(s).........           605       1,294,709
Novartis AG (Pharmaceuticals)(s).................           272         452,612
Roche Holding AG (Pharmaceuticals)(s)............            80         785,595
UBS AG (Banking)+(s).............................         4,280       1,591,443
Zurich Versicherungs - Gesellschaft
  (Insurance)(s).................................         1,200         765,817
                                                                  -------------
                                                                      5,155,997
                                                                  -------------

UNITED KINGDOM (2.4%)
Bass PLC (Food, Beverages & Tobacco)(s)..........         9,142         171,296
BAT Industries PLC (Food, Beverages &
  Tobacco)(s)....................................        26,300         263,289
Billiton PLC (Metals & Mining)(s)................        90,100         182,653
British Airways PLC (Airlines)(s)................        27,500         297,556
British Petroleum Co. PLC (Oil-Services)(s)......        19,607         285,923
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)(s)...............................        21,000   $     150,841
British Telecommunications PLC
  (Telecommunications)(s)........................        36,900         455,600
Burmah Castrol PLC (Oil-Production)(s)...........         5,700         101,572
Cable & Wireless PLC (Telecommunications)(s).....        40,000         485,867
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................        16,500         255,343
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................        32,200         370,170
Diageo PLC (Food, Beverages & Tobacco)(s)........        36,412         431,349
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        30,500         915,497
Glynwed International PLC (Metals & Mining)(s)...        45,000         185,078
Great Universal Stores PLC (Retail)(s)...........        25,300         333,483
HSBC Holdings PLC (75p) (Banking)(s).............        22,600         573,540
Kingfisher PLC (Retail)(s).......................        11,100         178,721
Lloyds TSB Group PLC (Banking)(s)................        76,800       1,074,460
LucasVarity PLC (Automotive Supplies)(s).........        86,100         341,905
MEPC PLC (Real Estate)(s)........................        23,200         203,997
MFI Furniture Group PLC (Household
  Products)(s)...................................       110,117         116,669
National Power PLC (Electric)(s).................        34,000         319,951
Northern Rock PLC (Financial Services)(s)........        14,000         123,803
Nycomed Amersham PLC (Medical Supplies)(s).......        12,045          89,683
Pilkington PLC (Building Materials)(s)...........        70,200         129,427
Prudential Corp. PLC (Insurance)(s)..............        30,000         395,184
Racal Electronic PLC (Telecommunications-
  Equipment)(s)..................................        30,200         171,070
Rank Group PLC (Entertainment, Leisure &
  Media)(s)......................................        28,600         156,996

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Reed International PLC (Broadcasting &
  Publishing)(s).................................        20,000   $     180,865
RMC Group PLC (Building Materials)(s)............        11,000         190,693
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................        35,000         361,772
Royal Bank of Scotland Group PLC (Banking)(s)....        24,200         419,928
Sainsbury (J.) PLC (Retail)(s)...................        32,200         286,895
Sears PLC (Retail)(s)............................       101,000          90,865
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................        59,500         418,944
Smith & Nephew PLC (Medical Supplies)(s).........        56,000         139,920
SmithKline Beecham PLC (Pharmaceuticals)(s)......        26,000         317,332
Tomkins PLC (Multi - Industry)(s)................        38,500         208,932
Unilever PLC (Food, Beverages & Tobacco)(s)......        29,400         312,964
Vickers PLC (Capital Goods)(s)...................        56,200         206,293
Vodafone Group PLC (Telecommunications)(s).......        39,200         497,406
Wessex Water PLC (Water)(s)......................        43,700         332,485
Zeneca Group PLC (Pharmaceuticals)(s)............        13,300         570,754
                                                                  -------------
                                                                     13,296,971
                                                                  -------------
  TOTAL FOREIGN COMMON STOCK (COST
   $51,966,677)..................................                    60,792,049
                                                                  -------------

UNITED STATES (48.5%)
BASIC INDUSTRIES (2.1%)
AGRICULTURE (0.1%)
Dekalb Genetics Corp., Class B...................         5,600         529,900
Pioneer Hi-Bred International, Inc...............         1,900          78,612
                                                                  -------------
                                                                        608,512
                                                                  -------------

CHEMICALS (1.1%)
Albemarle Corp...................................        13,000         286,812
Crompton & Knowles Corp..........................         3,500          88,156
Cytec Industries, Inc.+..........................         1,700          75,225
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
CHEMICALS (CONTINUED)
Dow Chemical Co..................................         8,700   $     841,181
E.I. du Pont de Nemours & Co.....................        43,400       3,238,725
General Chemical Group, Inc......................         2,100          58,275
Geon Co..........................................         3,900          89,456
Georgia Gulf Corp................................         1,500          34,219
Lyondell Petrochemical Co........................         2,900          88,269
Minerals Technologies, Inc.......................         1,100          55,962
OM Group, Inc....................................           600          24,750
Praxair, Inc.....................................         6,100         285,556
Rohm & Haas Co...................................         2,300         239,056
Solutia, Inc.....................................         4,500         129,094
Union Carbide Corp...............................         6,200         330,925
Wellman, Inc.....................................         1,000          22,687
                                                                  -------------
                                                                      5,888,348
                                                                  -------------

FOREST PRODUCTS & PAPER (0.4%)
American Pad & Paper Co.+........................        23,600         106,200
Boise Cascade Corp...............................         4,100         134,275
Bowater, Inc.....................................         2,800         132,300
Caraustar Industries, Inc........................         8,800         252,725
Champion International Corp......................         3,000         147,562
Georgia-Pacific Group............................         6,900         406,669
Louisiana Pacific Corp...........................         7,700         140,525
Mead Corp........................................         7,600         241,300
Stone Container Corp.+...........................        16,500         257,812
Temple-Inland, Inc...............................         4,300         231,662
Union Camp Corp..................................         5,200         258,050
Universal Forest Products, Inc...................         7,200         117,675
                                                                  -------------
                                                                      2,426,755
                                                                  -------------

METALS & MINING (0.5%)
Alcan Aluminum Ltd...............................        15,800         436,475
Allegheny Teledyne, Inc..........................        12,300         281,362
Aluminum Company of America (ALCOA)..............        11,700         771,469
Commercial Metals Co.............................        12,600         387,450
Freeport-McMoRan Copper & Gold, Inc., Class A....         6,800          96,900
Freeport-McMoRan Copper & Gold, Inc., Class B....           500           7,594
Mueller Industries, Inc.+........................        14,400         534,600
Reynolds Metals Co...............................         4,800         268,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
METALS & MINING (CONTINUED)
Schnitzer Steel Industries, Inc., Class A........         4,400   $     103,400
Steel Technologies, Inc..........................        10,400         105,950
                                                                  -------------
                                                                      2,993,700
                                                                  -------------
  TOTAL BASIC INDUSTRIES.........................                    11,917,315
                                                                  -------------
CONSUMER GOODS & SERVICES (10.6%)
APPARELS & TEXTILES (0.1%)
Ashworth, Inc.+..................................        11,900         165,112
Fruit of the Loom, Inc., Class A+................         6,000         199,125
Genesco, Inc.+...................................         6,200         101,137
Reebok International Ltd.+.......................         4,500         124,594
Unifi, Inc.......................................         5,300         181,525
                                                                  -------------
                                                                        771,493
                                                                  -------------

AUTOMOTIVE (0.9%)
Amcast Industrial Corp...........................         3,700          68,912
Chrysler Corp....................................        47,400       2,672,175
Cooper Tire & Rubber Co..........................         6,500         134,062
Echlin, Inc......................................         8,300         407,219
Geniune Parts Co.................................        12,000         414,750
Goodyear Tire and Rubber Co......................        14,000         902,125
Lear Corp.+......................................         7,800         400,237
Sonic Automotive, Inc.+..........................         3,900          64,106
                                                                  -------------
                                                                      5,063,586
                                                                  -------------

BROADCASTING & PUBLISHING (0.7%)
Banta Corp.......................................         5,200         159,575
Comcast Corp., Class A...........................        28,900       1,173,159
Cox Communications, Inc., Class A+...............         3,100         150,156
Digital Generation Systems, Inc.+................           900           3,262
Emmis Broadcasting Corp., Class A+...............         1,600          76,750
Gannett Co., Inc.................................         1,400          99,487
HA-LO Industries, Inc............................         2,300          71,587
Journal Register Co.+............................         1,100          18,425
R.R. Donnelley & Sons Co.........................        11,400         521,550
Tele-Communications TCI Ventures Group, Series
  A+.............................................        32,300         647,009
The Times Mirror Co., Class A....................         6,600         414,975
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BROADCASTING & PUBLISHING (CONTINUED)
The Washington Post Co., Class B.................           700   $     403,200
Tribune Co.......................................           400          27,525
Ziff-Davis, Inc.+................................         4,200          58,275
                                                                  -------------
                                                                      3,824,935
                                                                  -------------

EDUCATION (0.0%)
ITT Educational Services, Inc.+..................           900          29,025
                                                                  -------------

ENTERTAINMENT, LEISURE & MEDIA (1.5%)
Cinar Films, Inc., Class B+......................         1,600          30,400
Circus Circus Enterprises, Inc.+.................         7,800         132,112
Education Management Corp.+......................         2,100          69,300
Hasbro, Inc......................................        15,200         597,550
Imax Corp.+......................................         4,200          95,287
International Game Technology....................         9,400         227,950
Mattel, Inc......................................        35,600       1,506,325
MGM Grand, Inc.+.................................         4,600         145,187
Mirage Resorts, Inc.+............................        14,900         317,556
Seagram Company Ltd.(i)..........................        28,700       1,174,906
Steiner Leisure Ltd.+(i).........................         2,575          78,216
Time Warner, Inc.................................        43,600       3,725,075
Viacom, Inc., Class B+...........................         2,300         133,975
                                                                  -------------
                                                                      8,233,839
                                                                  -------------

FOOD, BEVERAGES & TOBACCO (2.5%)
American Italian Pasta Co., Class A+.............         1,900          70,775
Anheuser Busch Companies, Inc....................        19,000         896,562
Beringer Wine Estates Holdings, Inc., Class B+...         1,700          74,853
Campbell Soup Co.................................        16,000         850,000
Coca-Cola Co.....................................        37,300       3,189,150
General Mills, Inc...............................         6,100         417,087
H.J. Heinz Company...............................        15,400         864,325
Kellogg Co.......................................        14,400         540,900
PepsiCo, Inc.....................................        56,800       2,339,450
Philip Morris Companies, Inc.....................        78,500       3,090,938
Ralston-Ralston Purina Group.....................         7,200         841,050
Sara Lee Corp....................................        18,100       1,012,469
                                                                  -------------
                                                                     14,187,559
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HOUSEHOLD APPLIANCES & FURNISHINGS (0.2%)
Aaron Rents, Inc.................................         5,700   $     114,000
Bush Industries, Inc., Class A...................        11,000         239,250
Furniture Brands International, Inc.+............         4,300         120,669
Leggett & Platt, Inc.............................        16,600         415,000
Stanley Furniture Co., Inc.+.....................         2,200          56,512
Whirlpool Corp...................................         6,100         419,375
                                                                  -------------
                                                                      1,364,806
                                                                  -------------

HOUSEHOLD PRODUCTS (0.9%)
Bush Boake Allen, Inc.+..........................         4,200         123,112
Procter & Gamble Co..............................        52,000       4,735,250
Rubbermaid, Inc..................................         7,200         238,950
                                                                  -------------
                                                                      5,097,312
                                                                  -------------

PERSONAL CARE (0.4%)
Gillette Co......................................        43,600       2,471,575
                                                                  -------------

RESTAURANTS & HOTELS (0.7%)
Applebee's International, Inc....................         1,200          26,887
Candlewood Hotel Company, Inc.+..................         4,200          31,762
Extended Stay America, Inc.+.....................         9,300         104,625
Friendly Ice Cream Corp.+........................         2,400          40,350
McDonald's Corp..................................        47,300       3,263,700
Papa John's International, Inc.+.................         3,100         122,353
Showbiz Pizza Time, Inc.+........................         2,200          88,687
                                                                  -------------
                                                                      3,678,364
                                                                  -------------

RETAIL (2.7%)
Albertson's, Inc.................................         3,400         176,162
American Stores Co...............................        17,400         420,862
AutoZone, Inc.+..................................        11,700         373,669
Best Buy Co., Inc.+..............................         7,100         256,487
Central Garden & Pet Co.+........................         4,400         136,675
Circuit City Stores, Inc.........................         7,200         337,500
CompUSA, Inc.+...................................        12,200         220,362
Corporate Express, Inc.+.........................         8,800         111,375
Dayton Hudson Corp...............................        31,300       1,518,050
Delia's, Inc.+...................................         2,500          39,844
Dillard's, Inc., Class A.........................         7,800         323,212
Federated Department Stores, Inc.+...............        16,200         871,762
Fingerhut Companies, Inc.........................           800          26,400
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
RETAIL (CONTINUED)
Garden Ridge Corp.+..............................        12,100   $     235,572
General Nutrition Companies, Inc.+...............         6,000         187,125
Guitar Center, Inc.+.............................         2,800          84,525
Hannaford Brothers Co............................         4,600         202,400
Home Depot, Inc..................................         8,600         714,337
Kmart Corp.+.....................................        38,000         731,500
Kroger Co.+......................................        18,900         810,337
Let's Talk Cellular & Wireless, Inc.+............         1,300          16,819
Lithia Motors, Inc., Class A+....................         3,400          49,725
May Department Stores Co.........................        13,100         858,050
Nine West Group, Inc.+...........................         1,400          37,537
O'Reilly Automotive, Inc.+.......................           100           3,587
Pacific Sunwear of California+...................         1,425          49,964
Party City Corp.+................................         4,900         142,712
Safeway, Inc.+...................................        35,100       1,428,131
Sears, Roebuck & Co..............................        28,800       1,758,600
ShopKo Stores, Inc.+.............................         4,300         146,200
Sunglass Hut International, Inc.+................         7,500          82,734
TJX Companies, Inc...............................        23,400         564,525
Toys 'R' Us, Inc.+...............................        21,500         506,594
Urban Outfitters, Inc.+..........................        17,200         314,975
Wal-Mart Stores, Inc.............................        19,300       1,172,475
                                                                  -------------
                                                                     14,910,784
                                                                  -------------
  TOTAL CONSUMER GOODS & SERVICES................                    59,633,278
                                                                  -------------

ENERGY (3.5%)
GAS EXPLORATION (0.1%)
Devon Energy Corp................................         3,200         111,800
Newfield Exploration Co.+........................         4,500         111,937
Patterson Energy, Inc.+..........................        11,600         113,644
St. Mary Land & Exploration Co...................         2,400          57,975
Tesoro Petroleum Corp.+..........................         3,200          50,800
Union Pacific Resources Group, Inc...............        14,600         256,412
                                                                  -------------
                                                                        702,568
                                                                  -------------

GAS - PIPELINES (0.1%)
Columbia Energy Group............................         4,500         250,312
K N Energy, Inc..................................         2,300         124,631
                                                                  -------------
                                                                        374,943
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
OIL PRODUCTION (2.8%)
Anadarko Petroleum Corp..........................         2,400   $     161,250
Ashland, Inc.....................................         4,300         221,987
Atlantic Richfield Co............................        16,000       1,250,000
Chevron Corp.....................................        21,100       1,752,619
Exxon Corp.......................................       100,100       7,138,381
Mobil Corp.......................................        38,300       2,934,738
Phillips Petroleum Co............................        15,200         732,450
Plains Resources, Inc.+..........................         3,300          58,987
Snyder Oil Corp..................................         2,100          41,869
Sun Co., Inc.....................................         1,300          50,456
Texaco, Inc......................................        15,200         907,250
Unocal Corp......................................           800          28,600
Valero Energy Corp...............................         3,300         109,725
Vintage Petroleum, Inc...........................         4,400          83,050
                                                                  -------------
                                                                     15,471,362
                                                                  -------------

OIL SERVICES (0.5%)
Baker Hughes, Inc................................         2,600          89,862
Cooper Cameron Corp.+............................         3,100         158,100
Diamond Offshore Drilling, Inc...................         4,000         160,000
Dril-Quip, Inc.+.................................         2,500          65,625
ENSCO International, Inc.........................         5,900         102,512
Input/Output, Inc.+..............................         5,300          94,406
National-Oilwell, Inc.+..........................         4,300         115,294
R&B Falcon Corp.+................................         6,700         151,587
Schlumberger Ltd.+...............................        19,100       1,304,769
Tosco Corp.......................................         9,100         267,312
                                                                  -------------
                                                                      2,509,467
                                                                  -------------
  TOTAL ENERGY...................................                    19,058,340
                                                                  -------------

FINANCE (9.1%)
BANKING (3.6%)
Ahmanson, (H.F.) and Co..........................         4,300         305,300
Associated Banc-Corp.............................         2,400          90,375
Banc One Corp....................................         1,600          89,300
Bank of Commerce.................................         3,200          59,900
Bank United Corp., Class A.......................         5,600         268,450
BankAmerica Corp.................................        29,900       2,584,481
Bankers Trust Corp...............................         3,200         371,400
Banknorth Group, Inc.............................         7,000         258,562
Charter One Financial, Inc.......................         4,800         161,550
Chase Manhattan Corp.............................           300          22,650
City National Corp...............................         1,900          70,181
Colonial BancGroup, Inc..........................         7,500         241,875
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BANKING (CONTINUED)
Commercial Federal Corp..........................         3,200   $     101,200
Community First Bankshares, Inc..................         4,900         129,391
Compass Bancshares, Inc..........................         2,700         121,500
Dime Bancorp, Inc................................         4,900         146,694
First Alliance Corp.+............................           700           5,053
First American Corp..............................         4,200         202,256
First Chicago NBD Corp...........................        10,500         930,562
First Commercial Corp............................         2,600         180,456
First Hawaiian, Inc..............................           900          32,850
First International Bancorp, Inc.................         1,400          20,212
First Tennessee National Corp....................         6,800         214,625
First Union Corp.................................        39,936       2,326,281
Firstar Corp.....................................         5,400         205,200
FirstFed Financial Corp.+........................         4,800         249,600
Flagstar Bancorp, Inc............................         5,300         129,519
Fleet Financial Group, Inc.......................         6,200         517,700
GBC Bancorp......................................         4,000         106,250
Golden West Financial Corp.......................         2,300         244,519
GreenPoint Financial Corp........................         3,200         120,400
Hamilton Bancorp, Inc.+..........................         1,200          43,050
HUBCO, Inc.......................................         3,981         142,694
Huntington Bancshares, Inc.......................         7,700         258,431
Imperial Bancorp+................................           900          27,000
InterWest Bancorp, Inc...........................         1,600          69,600
Irwin Financial Corp.............................         2,400          70,200
KeyCorp..........................................        16,600         591,375
Long Island Bancorp, Inc.........................         3,000         182,062
M & T Bank Corp..................................           300         166,200
Marshall & Ilsley Corp.+.........................           200          10,225
MBNA Corp........................................         7,800         257,400
Mercantile Bancorporation, Inc...................         5,300         266,987
Mercantile Bankshares Corp.......................         2,900         100,866
National Commerce Bancorporation.................         6,200         259,625
NationsBank Corp.................................        34,800       2,662,200
Norwest Corp.....................................         6,600         246,675
Pacific Century Financial Corp...................         3,400          81,600
Peoples Heritage Financial Group, Inc............         3,400          80,431
Prime Bancshares, Inc............................         2,100          53,287
Provident Financial Group, Inc...................         1,600          73,100
Republic Banking Corp. of Florida................         2,900          46,037
Republic New York Corp...........................         3,400         213,987
Southtrust Corp..................................         7,700         335,431

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BANKING (CONTINUED)
Southwest Bancorporation of Texas, Inc.+.........         3,800   $      71,725
Sovereign Bancorp, Inc...........................         5,900          96,244
Star Banc Corp...................................           300          19,162
Sterling Bancshares, Inc.........................         1,750          27,672
Summit Bancshares, Inc...........................         1,000          20,875
Sun Bancorp, Inc.+...............................           735          19,386
TCF Financial Corp...............................         5,600         165,200
Trustco Bank Corp................................         3,995         105,867
Union Planters Corp..............................         3,400         199,962
Washington Federal, Inc..........................         2,200          60,912
Washington Mutual, Inc...........................        13,800         599,006
Wells Fargo & Co.................................         5,600       2,066,400
Wilmington Trust Corp............................         1,300          79,219
                                                                  -------------
                                                                     20,278,385
                                                                  -------------

FINANCIAL SERVICES (3.1%)
American Express Co..............................        16,400       1,869,600
Amresco, Inc.+...................................         2,500          72,656
Associates First Capital Corp., Class A..........        13,700       1,053,188
Bear Stearns Companies, Inc......................         5,800         329,875
Beneficial Corp..................................         2,000         306,375
Capital One Financial Corp.......................         2,900         360,144
Citicorp.........................................        21,100       3,149,175
ContiFinancial Corp.+............................         2,000          46,250
Edwards (A.G.), Inc..............................         4,500         192,094
Equifax, Inc.....................................        12,200         443,012
Federal Home Loan Mortgage Corp..................        26,900       1,265,981
Federal National Mortgage Association............        41,100       2,496,825
Finova Group, Inc................................         2,200         124,575
Household International, Inc.....................        10,200         507,450
Investors Financial Services Corp................           700          37,144
Litchfield Financial Corp........................         6,260         131,069
Morgan Stanley, Dean Witter, Discover & Co.......        23,800       2,174,725
Ocwen Financial Corp.+...........................         3,200          86,000
Travelers Group, Inc.............................        38,100       2,309,813
Waddell & Reed Financial, Inc., Class A..........         1,900          45,481
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
WBK STRYPES Trust(s).............................         2,600   $      78,487
Willis Lease Finance Corp.+......................         6,400         147,200
                                                                  -------------
                                                                     17,227,119
                                                                  -------------

INSURANCE (2.0%)
Allstate Corp....................................        17,900       1,638,969
AMBAC, Inc.......................................         3,100         181,350
American International Group, Inc................        29,600       4,321,600
Annuity and Life Re (Holdings), Ltd.+(i).........         6,000         133,875
Capital Re Corp..................................        13,850         992,006
CIGNA Corp.......................................        10,200         703,800
Financial Security Assurance Holdings Ltd........         1,600          94,000
Fremont General Corp.............................         1,200          65,025
General Re Corp..................................         1,800         456,300
Marsh & McLennan Companies, Inc..................        11,850         716,184
MBIA, Inc........................................         4,600         344,425
Ohio Casualty Corp...............................         1,300          57,444
PMI Group, Inc...................................         1,900         139,412
RenaissanceRE Holdings Ltd.(i)...................        10,000         463,125
Safeco Corp......................................         5,600         254,275
St. Paul Companies, Inc..........................         6,900         290,231
Torchmark Corp...................................           800          36,600
Transamerica Corp................................           200          23,025
Travelers Prop. Casualty Corp., Class A..........         2,800         120,050
UNUM Corp........................................         6,400         355,200
                                                                  -------------
                                                                     11,386,896
                                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (0.4%)
American General Hospitality Corp................         6,500         138,125
Arden Realty, Inc................................         9,300         240,637
Brandywine Realty Trust..........................         2,500          55,938
Burnham Pacific Properties, Inc..................         7,900         112,081
Camden Property Trust............................         3,943         117,304
CBL & Associates Properties, Inc.................         3,900          94,575
Correctional Properties Trust....................           900          18,225
Cousins Properties, Inc..........................         4,600         137,425
Developers Diversified Realty Corp...............         1,400          54,863
ElderTrust.......................................         2,100          36,094

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Entertainment Properties Trust...................         2,500   $      45,625
Hanover Capital Mortgage Holdings, Inc...........         1,600          17,000
Impac Commercial Holdings, Inc...................         1,900          27,313
LaSalle Hotel Properties.........................         2,600          44,038
Manufactured Home Communities, Inc...............         3,900          94,088
Merry Land & Investment Company, Inc.............         3,800          80,038
Mills Corp.......................................         2,200          52,800
National Golf Properties, Inc....................         2,800          84,175
Post Properties, Inc.............................         7,222         278,047
Sunstone Hotel Investors, Inc.+..................         4,400          58,575
Tower Realty Trust, Inc..........................         2,800          62,650
Urban Shopping Centers, Inc......................         2,300          72,450
Weeks Corp.......................................         5,700         180,263
                                                                  -------------
                                                                      2,102,329
                                                                  -------------
  TOTAL FINANCE..................................                    50,994,729
                                                                  -------------

HEALTHCARE (6.0%)
BIOTECHNOLOGY (0.2%)
Affymetrix, Inc.+................................           800          19,300
Applied Analytical Industries, Inc.+.............         6,800          98,175
ArQule, Inc.+....................................         1,600          20,750
Aurora Biosciences Corp.+........................         2,500          14,844
Genome Therapeutics Corp.+.......................         4,100          18,386
Human Genome Sciences, Inc.+.....................         5,700         203,597
IDEC Pharmaceuticals Corp.+......................         2,800          65,625
Incyte Pharmaceuticals, Inc.+....................         3,400         116,238
Millennium Pharmaceuticals, Inc.+................         2,800          39,725
Novoste Corp.+...................................         2,600          57,363
SangStat Medical Corp.+..........................         6,000         188,625
                                                                  -------------
                                                                        842,628
                                                                  -------------

HEALTH SERVICES (0.7%)
Abbott Laboratories..............................         9,800         400,575
Aetna, Inc.......................................         7,500         570,938
Alternative Living Services, Inc.+...............         2,570          69,390
Boron, LePore & Associates, Inc.+................           900          34,144
Columbia / HCA Healthcare Corp...................           700          20,388
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HEALTH SERVICES (CONTINUED)
Endocardial Solutions, Inc.+.....................         2,800   $      29,750
Health Care & Retirement Corp.+..................         3,000         118,313
Humana, Inc.+....................................        15,700         489,644
Lifeline Systems, Inc.+..........................         3,300          61,875
Mariner Health Group, Inc.+......................        11,500         191,547
Monarch Dental Corp.+............................         2,400          37,800
Pediatrix Medical Group, Inc.+...................         2,100          78,094
Perkin-Elmer Corp................................         3,900         242,531
ProMedCo Management Co.+.........................         5,000          50,625
Renal Care Group, Inc.+..........................         2,300         101,488
Sierra Health Services, Inc.+....................        10,950         275,803
Sunrise Assisted Living, Inc.+...................         1,600          55,050
Tenet Healthcare Corp.+..........................        20,900         653,125
United Healthcare Corp...........................        10,400         660,400
                                                                  -------------
                                                                      4,141,480
                                                                  -------------

MEDICAL SUPPLIES (0.6%)
Bausch & Lomb, Inc...............................         3,200         160,400
Boston Scientific Corp.+.........................        11,500         823,688
CONMED Corp.+....................................         2,100          48,563
Focal, Inc.+.....................................         2,400          23,850
Kensey Nash Corp.+...............................         9,100          85,881
Medtronic, Inc...................................        13,500         860,625
Physio-Control International Corp.+..............         2,000          52,688
ResMed, Inc.+....................................         1,400          63,744
Sola International, Inc.+........................         4,300         140,556
Stryker Corp.....................................         5,200         199,550
Symphonix Devices, Inc.+.........................         1,100          13,028
United States Surgical Corp......................         9,300         424,313
Ventana Medical Systems, Inc.+...................        16,800         471,450
Vital Signs, Inc.................................         1,000          18,219
                                                                  -------------
                                                                      3,386,555
                                                                  -------------

PHARMACEUTICALS (4.5%)
Alza Corp.+......................................        10,200         441,150
American Home Products Corp......................        82,400       4,264,200
Bristol-Myers Squibb Co..........................        50,000       5,746,875
Chiron Corp.+....................................        10,700         168,191
Forest Laboratories, Inc.+.......................         8,200         293,150
Johnson & Johnson................................        24,900       1,836,375
Kos Pharmaceuticals, Inc.+.......................         6,000          61,125
Ligand Pharmaceuticals, Class B+.................         8,300         106,084
Merck & Company, Inc.............................        13,400       1,792,250

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
PHARMACEUTICALS (CONTINUED)
Monsanto Co......................................        44,700   $   2,497,613
Pfizer, Inc......................................        17,100       1,858,556
Schering-Plough Corp.............................        19,800       1,814,175
U.S. Bioscience, Inc.+...........................         2,800          22,925
Warner-Lambert Co................................        60,600       4,204,125
Watson Pharmaceuticals, Inc.+....................         5,600         261,450
                                                                  -------------
                                                                     25,368,244
                                                                  -------------
  TOTAL HEALTHCARE...............................                    33,738,907
                                                                  -------------

INDUSTRIAL PRODUCTS & SERVICES (4.6%)
BUILDING MATERIALS (0.0%)
Owens Corning....................................         4,400         179,575
Rock of Ages Corp.+..............................         2,000          31,125
The Sherwin-Williams Co..........................           900          29,813
                                                                  -------------
                                                                        240,513
                                                                  -------------
BUSINESS & PUBLIC SERVICES (0.0%)
Comfort Systems USA, Inc.+.......................         3,200          74,800
Service Experts, Inc.+...........................         4,800         165,600
                                                                  -------------
                                                                        240,400
                                                                  -------------

CAPITAL GOODS (0.3%)
ABC Rail Products Corp.+.........................         2,100          36,488
Applied Power, Inc., Class A.....................         2,900          99,688
Cincinnati Milacron, Inc.........................         2,100          51,056
Collins & Aikman Corp.+..........................         2,500          18,594
Eaton Corp.......................................         4,300         334,325
Foster Wheeler Corp..............................         2,100          45,019
IDEX Corp........................................         6,400         220,800
MagneTek, Inc.+..................................        16,700         263,025
Modine Manufacturing Co..........................         9,100         315,372
Shaw Group, Inc.+................................         5,000         130,000
Wabash National Corp.............................        10,400         267,800
                                                                  -------------
                                                                      1,782,167
                                                                  -------------

COMMERCIAL SERVICES (0.2%)
Equity Corp. International+......................         2,600          62,400
Hospitality Worldwide Services+..................           800           7,200
Pinkerton's, Inc.+...............................         2,550          52,913
Service Corp. International......................        21,200         908,950
Wackenhut Corrections Corp.+.....................         2,100          49,088
                                                                  -------------
                                                                      1,080,551
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

CONSTRUCTION & HOUSING (0.1%)
D.R. Horton, Inc.................................        21,176   $     442,049
                                                                  -------------

DIVERSIFIED MANUFACTURING (2.9%)
AlliedSignal, Inc................................        49,700       2,205,438
Cooper Industries, Inc...........................         6,900         379,069
Eastman Kodak Co.................................        25,300       1,848,481
General Electric Co..............................        61,900       5,632,900
Harris Corp......................................         9,600         429,000
Illinois Tool Works, Inc.........................         4,000         266,750
Intermet Corp....................................        24,200         440,138
ITT Industries, Inc..............................        11,000         411,125
Johnson Controls, Inc............................         6,700         383,156
Parker Hannifin Corp.............................         3,100         118,188
Rockwell International Corp......................         9,900         475,819
Sensormatic Electronics Corp.+...................         3,300          46,200
Tenneco, Inc.....................................        13,400         510,038
Tyco International Ltd...........................        43,900       2,765,700
Xerox Corp.......................................           100          10,163
                                                                  -------------
                                                                     15,922,165
                                                                  -------------

ELECTRICAL EQUIPMENT (0.4%)
Advanced Lighting Technologies, Inc.+............           600          14,025
Anixter International, Inc.+.....................         9,000         171,563
Caterpillar, Inc.................................        18,300         967,613
Emerson Electric Co..............................        14,400         869,400
W.W. Grainger, Inc...............................         7,400         368,613
                                                                  -------------
                                                                      2,391,214
                                                                  -------------

MACHINERY (0.1%)
Deere & Co.......................................         5,900         311,963
Sauer, Inc.......................................         3,800          53,438
                                                                  -------------
                                                                        365,401
                                                                  -------------

PACKAGING & CONTAINERS (0.2%)
Gaylord Container Corp., Class A+................         8,600          66,113
Ivex Packaging Corp.+............................         2,000          46,500
Kimberly-Clark Corp..............................        21,400         981,725
                                                                  -------------
                                                                      1,094,338
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
POLLUTION CONTROL (0.4%)
American Disposal Services, Inc.+................         2,200   $     103,194
Browning-Ferris Industries, Inc..................        12,300         427,425
Sevenson Environmental Services, Inc.............         1,840          15,640
Tetra Technologies, Inc.+........................         8,100         133,650
Waste Management, Inc............................        42,100       1,473,500
                                                                  -------------
                                                                      2,153,409
                                                                  -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    25,712,207
                                                                  -------------
TECHNOLOGY (7.6%)
AEROSPACE (0.7%)
Boeing Co........................................        78,600       3,502,613
Coltec Industries, Inc.+.........................        11,400         226,575
L-3 Communications Holdings, Inc.+...............           500          16,344
Orbital Sciences Corp.+..........................         5,200         194,513
Raytheon Co., Class A............................           400          23,050
                                                                  -------------
                                                                      3,963,095
                                                                  -------------
COMPUTER PERIPHERALS (0.3%)
Bolder Technologies Corp.+.......................         2,400          30,150
EMC Corp./Mass+..................................        25,500       1,142,719
HMT Technology Corp.+............................        11,400          95,119
Hutchinson Technology, Inc.+.....................         1,900          52,250
Pinnacle Systems, Inc.+..........................         3,900         125,288
Quantum Corp.+...................................         6,300         130,528
                                                                  -------------
                                                                      1,576,054
                                                                  -------------

COMPUTER SOFTWARE (1.6%)
Aspect Development, Inc.+........................         1,700         128,456
Aspen Technologies, Inc.+........................         3,200         162,200
Autodesk, Inc....................................         1,900          73,209
Avid Technology, Inc.+...........................         2,300          77,122
CNET, Inc.+......................................         1,600         109,500
Computer Associates International, Inc...........        27,700       1,539,081
Edify Corp.+.....................................         8,500          86,063
Informix Corp.+..................................         7,000          55,234
Inktomi Corp.+...................................           200           7,938
Integrated Systems, Inc.+........................         3,200          49,000
Macromedia, Inc.+................................         6,200         116,056
MAPICS, Inc.+....................................         6,700         132,116
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMPUTER SOFTWARE (CONTINUED)
Metro Information Services, Inc.+................         3,700   $     144,531
Microsoft Corp.+.................................        41,000       4,444,656
MicroStrategy, Inc.+.............................           200           5,688
Oracle Corp.+....................................        49,600       1,216,750
Parametric Technology Co.+.......................        11,500         311,578
Symantec Corp.+..................................         2,600          67,763
Transaction Systems Architects, Inc., Class A+...         2,800         107,888
Verio, Inc.+.....................................           600          14,963
                                                                  -------------
                                                                      8,849,792
                                                                  -------------

COMPUTER SYSTEMS (1.5%)
3Com Corp.+......................................         7,300         224,247
Compaq Computer Corp.............................        54,200       1,537,925
International Business Machines Corp.............        45,800       5,258,413
International Network Services+..................         4,000         162,875
Radiant Systems, Inc.+...........................         4,700          69,031
Sun Microsystems, Inc.+..........................        19,300         838,947
                                                                  -------------
                                                                      8,091,438
                                                                  -------------

ELECTRONICS (1.0%)
8 x 8, Inc.+.....................................         5,100          25,022
Bay Networks, Inc.+..............................        10,200         328,950
Cisco Systems, Inc.+.............................        52,000       4,788,875
Integrated Device Technology, Inc.+..............         9,000          64,266
Quickturn Design System, Inc.+...................         6,300          46,266
Tektronix, Inc...................................         2,300          81,363
Veeco Instruments, Inc.+.........................         1,300          32,338
                                                                  -------------
                                                                      5,367,080
                                                                  -------------

INFORMATION PROCESSING (0.2%)
Computer Horizons Corp.+.........................           350          12,983
Condor Technology Solutions, Inc.+...............         7,000         101,938
CSG Systems International, Inc.+.................         2,100          98,306
Excel Switching Corp.+...........................         4,400         109,725
First Data Corp..................................        21,900         729,544
ONSALE, Inc.+....................................         2,000          49,313
Pegasus Systems, Inc.+...........................         2,500          63,906

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
INFORMATION PROCESSING (CONTINUED)
Remedy Corp.+....................................         4,100   $      69,828
Sapient Corp.+...................................         2,500         131,406
                                                                  -------------
                                                                      1,366,949
                                                                  -------------
SEMICONDUCTORS (1.6%)
American Xtal Technology, Inc.+..................         1,200          17,475
Applied Materials, Inc.+.........................        15,800         466,594
ARM Holdings plc (Spons. ADR)+(i)................           300          18,206
ATMI, Inc.+......................................         4,300          64,769
Exar Corp.+......................................         2,100          43,969
Genesis Microchip, Inc.+.........................           200           1,588
Integrated Silicon Solution, Inc.+...............         4,300          29,966
Intel Corp.......................................        74,000       5,482,938
Motorola, Inc....................................        29,400       1,545,338
National Semiconductor Corp.+....................         1,100          14,506
SDL, Inc.+.......................................         4,300         103,200
SIPEX Corp.+.....................................         2,400          51,525
Texas Instruments, Inc...........................        19,900       1,160,419
Xilinx, Inc.+....................................         3,400         115,706
                                                                  -------------
                                                                      9,116,199
                                                                  -------------
TELECOMMUNICATION EQUIPMENT (0.5%)
ANTEC Corp.+.....................................         3,600          83,813
Lucent Technologies, Inc.........................        31,600       2,628,725
P-COM, Inc.+.....................................         3,900          35,770
Proxim, Inc.+....................................         3,600          60,075
                                                                  -------------
                                                                      2,808,383
                                                                  -------------

TELECOMMUNICATION SERVICES (0.2%)
Airtouch Communications, Inc.+...................         6,700         391,531
Concentric Network Corp.+........................         7,100         214,997
Davox Corp.+.....................................         3,700          80,706
Exodus Communications, Inc.+.....................           200           8,938
Glenayre Technologies, Inc.+.....................         8,800          95,150
MetroNet Communications Corp., Class B+..........         3,600         101,250
Natural Microsystems Corp.+......................         2,300          37,016
Omnipoint Corp.+.................................         4,600         105,656
Omtool, Ltd.(i)..................................         2,000          15,188
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TELECOMMUNICATION SERVICES (CONTINUED)
Premiere Technologies, Inc.+.....................         3,800   $      31,528
SkyTel Communications, Inc.+.....................         6,100         142,969
                                                                  -------------
                                                                      1,224,929
                                                                  -------------
  TOTAL TECHNOLOGY...............................                    42,363,919
                                                                  -------------

TRANSPORTATION (0.5%)
AIRLINES (0.0%)
ASA Holdings, Inc................................         1,600          79,500
Southwest Airlines Co............................         1,600          47,400
                                                                  -------------
                                                                        126,900
                                                                  -------------

RAILROADS (0.4%)
Burlington Northern Sante Fe Corp................         6,900         677,494
CSX Corp.........................................         9,900         450,450
Genesee & Wyoming, Inc., Class A+................         2,900          55,463
Norfolk Southern Corp............................        17,100         509,794
Union Pacific Corp...............................        11,200         494,200
Wisconsin Central Transportation Corp.+..........         1,700          37,241
                                                                  -------------
                                                                      2,224,642
                                                                  -------------

TRUCK & FREIGHT CARRIERS (0.1%)
Allied Holdings, Inc.+...........................         5,300         111,631
American Freightways Corp.+......................         6,600          66,206
CNF Transportation, Inc..........................         2,100          89,250
Consolidated Freightways Corp.+..................           600           8,363
FDX Corp.+.......................................         1,600         100,400
Jevic Transportation, Inc.+......................           400           4,475
Ryder System, Inc................................         3,300         104,156
Werner Enterprises, Inc..........................        10,125         193,008
                                                                  -------------
                                                                        677,489
                                                                  -------------
  TOTAL TRANSPORTATION...........................                     3,029,031
                                                                  -------------

UTILITIES (4.5%)
ELECTRIC (1.1%)
Allegheny Energy, Inc............................         6,700         201,838
Ameren Corp......................................         5,900         234,525
Baltimore Gas & Electric Co......................         8,100         251,606
Central & South West Corp........................        29,900         803,563
Central Hudson Gas & Electric Corp...............         8,000         366,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
ELECTRIC (CONTINUED)
Cinergy Corp.....................................         8,600   $     301,000
Cleco Corp.......................................         7,100         211,225
CMS Energy Corp..................................         5,500         242,000
Dominion Resources, Inc..........................         9,300         378,975
Duke Power Co....................................         1,700         100,725
Entergy Corp.....................................        13,500         388,125
GPU, Inc.........................................         7,000         264,688
New England Electric System......................         3,500         151,375
Northern States Power Co.........................         8,600         246,175
P P & L Resources, Inc...........................         9,200         208,725
Peco Energy Co...................................        12,200         356,088
Potomac Electric Power Co........................         5,600         140,350
Southern Co......................................         7,000         193,813
Teco Energy, Inc.................................         5,000         134,063
Texas Utilities Co...............................        13,400         557,775
Western Resources, Inc...........................         3,400         131,963
Wisconsin Energy Corp............................         6,000         182,250
                                                                  -------------
                                                                      6,046,847
                                                                  -------------

NATURAL GAS (0.4%)
Atmos Energy Corp................................         6,700         204,350
Consolidated Natural Gas Co......................         5,200         306,150
El Paso Natural Gas Co...........................         6,600         252,450
Enron Corp.......................................        15,200         821,750
Indiana Energy, Inc..............................         2,700          80,663
Public Service Company of North Carolina, Inc....         1,400          30,450
Wicor, Inc.......................................        13,600         314,500
                                                                  -------------
                                                                      2,010,313
                                                                  -------------

TELEPHONE (3.0%)
Ameritech Corp...................................         2,700         121,163
AT & T Corp......................................        29,600       1,690,900
Bell Atlantic Corp...............................        53,400       2,436,375
Bellsouth Corp...................................        25,000       1,678,125
Cincinnati Bell, Inc.............................         6,900         197,513
Frontier Corp....................................         8,000         252,000
GTE Corp.........................................        46,800       2,603,250
ICG Communications, Inc.+........................         1,000          36,531
Intermedia Communications, Inc.+.................         2,800         117,338
ITC DeltaCom, Inc.+..............................           400          17,088
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TELEPHONE (CONTINUED)
MCI Communications Corp..........................        17,000   $     987,594
NEXTLINK Communications, Inc., Class A+..........           800          30,275
SBC Communications, Inc..........................        94,900       3,796,000
Sprint Corp......................................         9,700         683,850
WorldCom, Inc.+..................................        42,200       2,040,106
                                                                  -------------
                                                                     16,688,108
                                                                  -------------

WATER (0.0%)
American States Water Co.........................         3,100          84,088
E'Town Corp......................................         3,100         116,250
                                                                  -------------
                                                                        200,338
                                                                  -------------
  TOTAL UTILITIES................................                    24,945,606
                                                                  -------------
  TOTAL UNITED STATES COMMON STOCK (COST
   $198,128,020).................................                   271,393,332
                                                                  -------------
  TOTAL COMMON STOCK (COST $250,094,697).........                   332,185,381
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS (0.3%)
INDUSTRIAL PRODUCTS & SERVICES (0.3%)
Home Ownership Funding, (144A) 13.331%
  (Industrial Products & Services)
  (COST $2,002,080)..............................         2,000       1,912,908
                                                                  -------------

PREFERRED STOCK (0.1%)
AUSTRALIA (0.1%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...        46,100         326,581
                                                                  -------------

GERMANY (0.0%)
Volkswagen AG (Automotive)(s)....................           292         201,242
                                                                  -------------
  TOTAL PREFERRED STOCK (COST $368,628)..........                       527,823
                                                                  -------------
  TOTAL EQUITY SECURITIES (COST $252,465,405)....                   334,626,112
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FIXED INCOME SECURITIES (37.4%)
CERTIFICATE OF DEPOSIT-DOMESTIC (0.2%)
Mercantile Safe Deposit & Trust, 6.16% due
  08/16/99 (Banking)
  (COST $1,000,000)..............................  $  1,000,000   $   1,003,600
                                                                  -------------

CERTIFICATES OF DEPOSIT-FOREIGN (0.4%)
Canadian Imperial Bank of Commerce New York,
  6.20% due 08/01/00 (Canada)(s)
  (COST $2,000,391)..............................     2,000,000       2,013,720
                                                                  -------------

CONVERTIBLE BONDS (0.0%)

                                                       (IN JPY)
                                                   ------------
JAPAN (0.0%)
Sanwa International Finance Trust, 1.25% due
  07/31/05 (Financial Services)(s)...............    21,000,000         154,718
Yamanouchi Pharmaceutical Co. Ltd., 1.25% due
  03/31/14 (Commercial Services).................    10,000,000         105,198
                                                                  -------------
  TOTAL CONVERTIBLE BONDS (COST $273,630)........                       259,916
                                                                  -------------

COLLATERALIZED OBLIGATIONS (6.6%)

                                                       (IN USD)
                                                   ------------
FINANCE (6.6%)
American Southwest Financial Corp., REMIC:
  Support Bond, Series 60, Class D, Callable,
  8.90% due 03/01/18.............................     1,734,580       1,817,597
BA Mortgage Securities, Inc., REMIC: Subordinated
  Bond, Series 1997-1, Class B2, Callable, 7.50%
  due 07/25/26...................................       247,410         251,585
Bear Stearns Structured Securities Inc., REMIC:
  Sequential Payer, Series 1997-2, Class 1A5,
  Callable, (144A), 7.00% due 08/25/36...........     2,500,000       2,506,250
BTC Mortgage Investors Trust, Series 1997-S1,
  Class B, (144A), 6.45% due 12/31/09............       500,000         500,781
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FINANCE (CONTINUED)
Chase Commercial Mortgage Securities Corp.,
  Subordinated Bond, Series 1996-2, Class F,
  Callable, (144A), 6.90% due 11/19/06...........  $    250,000   $     237,070
Countrywide Home Loans, REMIC: Sequential Payer,
  Series 1998-5, Class A, Callable, 6.75% due
  05/25/28.......................................     1,123,800       1,116,601
CS First Boston Mortgage Securities Corp.,
  Sequential Payer, Series 1997-C2, Class A1,
  Callable, 6.40% due 02/17/04...................     1,192,624       1,207,159
CS First Boston Mortgage Securities Corp.,
  Subordinated Bond, Series 1997-C2, Class B,
  Callable, 6.72% due 11/17/07...................       600,000         617,437
Deutsche Mortgage & Asset Receiving Corp.,
  Sequential Payer, Series 1998-C1, Class A1,
  Callable, 6.22% due 09/15/07...................     1,975,028       1,989,995
Deutsche Mortgage & Asset Receiving Corp.,
  Sequential Payer, Series 1998-C1, Class A2,
  Callable, 6.54% due 02/15/08...................     2,000,000       2,042,969
Federal Home Loan Mortgage Corp., Sequential
  Payer, Series 2019, Class C, 6.50% due
  02/15/19.......................................     1,250,000       1,242,578
First Union - Lehman Brothers Commercial Mortgage
  Securities Corp., Subordinated Bond, Series
  1997-C2, Class E, Callable, 7.12% due
  11/18/12.......................................       300,000         295,687
GE Capital Mortgage Services, Inc., REMIC:
  Subordinated Bond, NAS, Series 1995-10, Class
  B2, Callable, 7.00% due 10/25/10...............       253,684         256,035

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FINANCE (CONTINUED)
GE Capital Mortgage Services, Inc., REMIC:
  Subordinated Bond, Series 1997-12, Class B3,
  Callable, (144A), 7.00% due 12/25/27...........  $    398,252   $     367,387
GE Capital Mortgage Services, Inc., REMIC:
  Subordinated Bond, Series 1998-1, Class B3,
  Callable, 6.75% due 01/25/28...................        99,482          93,741
GMAC Commercial Mortgage Securities, Inc.,
  Sequential Payer, Series 1997-C1, Class A3,
  Callable, 6.87% due 08/15/07...................     2,400,000       2,506,500
Green Tree Financial Corp., Sequential Payer,
  Series 1992-1, Class A3, Callable, 6.70% due
  10/15/17.......................................       881,754         886,383
Green Tree Financial Corp., Sequential Payer,
  Series 1994-1, Class A4, Callable, 7.20% due
  04/15/19.......................................     3,000,000       3,096,720
Green Tree Home Improvement Loan Trust,
  Sequential Payer, Series 1997-E, Class HEA2,
  Callable, 6.39% due 01/15/29...................     2,000,000       2,011,220
J.P. Morgan Commercial Mortgage Finance Corp.,
  Subordinated Bond, CSTR, Series 1996-C2, Class
  E, Callable, (144A), 8.64% due 11/25/27........       250,000         261,172
Merrill Lynch Mortgage Investors, Inc.,
  Subordinated Bond, CSTR, Series 1995-C2, Class
  E, Callable, 7.93% due 06/15/21................       215,280         214,069
Merrill Lynch Mortgage Investors, Inc.,
  Subordinated Bond, Series 1997-C1, Class F,
  Callable, 7.12% due 06/18/29...................     1,000,000         947,187
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FINANCE (CONTINUED)
Morgan Stanley Capital I, REMIC: Subordinated
  Bond, CSTR, Series 1997-RR, Class D, Callable,
  (144A), 7.76% due 04/30/39.....................  $    800,000   $     771,250
Morgan Stanley Capital I, Sequential Payer,
  Series 1998-WF1, Class A1, Callable, 6.25% due
  07/15/07(t)....................................     3,076,642       3,118,945
Morgan Stanley Capital I, Subordinated Bond,
  Series 1995-GAL1, Class E, Callable, (144A),
  8.25% due 08/15/05.............................       250,000         254,258
Morgan Stanley Capital I, Subordinated Bond,
  Series 1997-HF1, Class F, Callable, (144A),
  6.86% due 02/15/10.............................     1,000,000         935,313
Mortgage Capital Funding, Inc., Sequential Payer,
  Series 1997-MC2, Class A1, Callable, 6.53% due
  01/20/07.......................................       482,185         490,021
Norwest Asset Securities Corp., REMIC:
  Subordinated Bond, NAS, Series 1998-4, Class
  2B3, Callable, (144A), 6.75% due 02/25/28......       150,000         133,943
Norwest Asset Securities Corp., REMIC:
  Subordinated Bond, NAS, Series 1998-5, Class
  B3, Callable, (144A), 6.75% due 03/25/28.......       249,630         222,795
Ocwen Residential MBS Corp., REMIC, Series
  1998-R1, Class A1, Callable, (144A), 4.00% due
  10/25/40.......................................     1,228,415       1,209,029
Premier Auto Trust, Sequential Payer, Series
  1993-6, Class A2, Callable, 4.65% due
  11/02/99.......................................       174,194         173,069
Premier Auto Trust, Sequential Payer, Series
  1998-3, Class A4, Callable, 5.96% due
  10/08/02.......................................     1,400,000       1,404,156
Sears Credit Account Master Trust, Series 1996-1,
  Class A, Callable, 6.20% due 02/16/06..........     1,400,000       1,408,531

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FINANCE (CONTINUED)
The Money Store Home Equity Trust, TAC(11),
  Sequential Payer, AS, Series 1997-D, Class AF4,
  Callable, 6.44% due 09/15/24...................  $    800,000   $     801,750
World Omni Automobile Lease Securitization Trust,
  Sequential Payer, Series 1996-A, Class A1,
  Callable, 6.30% due 06/25/02...................       338,163         338,521
World Omni Automobile Lease Securitization Trust,
  Sequential Payer, Series 1997-A, Class A2,
  Callable, 6.75% due 06/25/03...................     1,199,379       1,223,859
                                                                  -------------
  TOTAL COLLATERALIZED OBLIGATIONS (COST
   $36,477,282)..................................                    36,951,563
                                                                  -------------

CORPORATE OBLIGATIONS (6.4%)
BASIC INDUSTRIES (0.2%)
CHEMICALS (0.1%)
Solutia, Inc., Callable, 6.72% due 10/15/37......       650,000         666,997
                                                                  -------------

FOREST PRODUCTS & PAPER (0.0%)
Buckeye Technologies, Inc., Callable 12/15/00,
  8.50% due 12/15/05.............................       200,000         204,500
                                                                  -------------

METALS & MINING (0.1%)
P & L Coal Holdings Corp., Callable 05/15/03,
  (144A), 9.63% due 05/15/08.....................       300,000         308,250
Ryerson Tull, Inc., Callable, 9.13% due
  07/15/06.......................................       200,000         215,750
                                                                  -------------
                                                                        524,000
                                                                  -------------
                                                                      1,395,497
                                                                  -------------
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

CONSUMER GOODS & SERVICES (0.7%)
APPARELS & TEXTILES (0.1%)
Fruit of the Loom, Inc., 7.88% due 10/15/99......  $    175,000   $     176,913
Fruit of the Loom, Inc., 6.50% due 11/15/03......        75,000          72,495
Westpoint Stevens, Inc., Callable, (144A), 7.88%
  due 06/15/05...................................       600,000         600,000
                                                                  -------------
                                                                        849,408
                                                                  -------------

AUTOMOTIVE SUPPLIES (0.1%)
Federal-Mogul Corp., Callable, 7.75% due
  07/01/06.......................................       470,000         475,226
                                                                  -------------

BROADCASTING & PUBLISHING (0.1%)
Capstar Broadcasting Partners, Callable 07/01/02,
  9.25% due 07/01/07.............................       250,000         261,250
Fox Family Worldwide, Inc., Callable 11/01/02,
  9.25% due 11/01/07.............................       400,000         398,000
                                                                  -------------
                                                                        659,250
                                                                  -------------

ENTERTAINMENT, LEISURE & MEDIA (0.3%)
Fox/Liberty Networks LLC, Callable 08/15/02,
  8.88% due 08/15/07.............................       250,000         253,125
Jacor Communications Co., Series B, Callable
  06/15/02, 8.75% due 06/15/07...................       300,000         312,000
Lamar Advertising Co., Callable 09/15/02, 8.63%
  due 09/15/07...................................       550,000         563,062
Outdoor Systems, Inc., Callable 06/15/02, 8.88%
  due 06/15/07...................................       300,000         311,250
                                                                  -------------
                                                                      1,439,437
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FOOD, BEVERAGES & TOBACCO (0.1%)
Aurora Foods, Inc., (144A), Callable 07/01/03,
  8.75% due 07/01/08.............................  $    200,000   $     202,250
Tricon Global Restaurants, Callable, 7.45% due
  05/15/05.......................................       500,000         505,895
                                                                  -------------
                                                                        708,145
                                                                  -------------

RETAIL (0.0%)
Federated Department Stores, Inc., 8.13% due
  10/15/02.......................................       200,000         214,276
                                                                  -------------
                                                                      4,345,742
                                                                  -------------

ENERGY (0.5%)
NATURAL GAS (0.2%)
Columbia Gas System, Inc., Series B, 6.61% due
  11/28/02.......................................       500,000         507,080
National Fuel Gas Co., Series D, MTN, 6.21% due
  08/12/27.......................................       500,000         505,990
                                                                  -------------
                                                                      1,013,070
                                                                  -------------

OIL PRODUCTION (0.1%)
Ocean Energy, Inc., Series B, Callable 07/15/02,
  8.88% due 07/15/07.............................       400,000         418,000
Plains Resources, Inc., Series D, Callable
  03/15/01, 10.25% due 03/15/06..................       250,000         260,625
                                                                  -------------
                                                                        678,625
                                                                  -------------

OIL SERVICES (0.2%)
Oil Purchase Co., Sinking Fund, (144A), 7.10% due
  04/30/02.......................................       971,295         965,224
                                                                  -------------
                                                                      2,656,919
                                                                  -------------
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FINANCE (2.0%)
BANKING (0.7%)
Amsouth Bank of Alabama, Callable 02/01/08, 6.45%
  due 02/01/18...................................  $    500,000   $     503,330
First Union Corp., 6.55% due 10/15/35............     2,800,000       2,904,076
Union Bank of Switzerland - New York, 7.75% due
  09/01/26.......................................       375,000         433,132
                                                                  -------------
                                                                      3,840,538
                                                                  -------------

FINANCIAL SERVICES (1.3%)
Associates Corp. North America, 5.96% due
  05/15/37.......................................       610,000         613,337
FCB/NC Capital Trust I, Callable 03/01/08,
  (144A), 8.05% due 03/01/28.....................       600,000         622,506
FCB/SC Capital Trust I, Callable 03/15/08,
  (144A), 8.25% due 03/15/28.....................     1,250,000       1,289,138
First Union Institutional Capital II, Callable
  01/01/07, 7.85% due 01/01/27...................     1,000,000       1,095,190
Ford Motor Credit Co., 8.63% due 01/24/00........     1,140,000       1,182,038
Keystone Financial Mid Atlantic Funding, 6.50%
  due 05/31/08...................................     1,000,000       1,003,210
Safeco Capital Trust 1, Callable 07/15/07, 8.07%
  due 07/15/37...................................       900,000         972,189
Sun Healthcare Group, Inc., Callable 05/01/03,
  (144A), 9.38% due 05/01/08.....................       300,000         302,250
Sun World International, Inc., Series B, Callable
  04/15/01, 11.25% due 04/15/04..................       250,000         269,688
                                                                  -------------
                                                                      7,349,546
                                                                  -------------
                                                                     11,190,084
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
HEALTHCARE (0.2%)
HEALTH SERVICES (0.2%)
Genesis Health Ventures Inc., Callable 06/15/00,
  9.75% due 06/15/05.............................  $    250,000   $     256,250
Tenet Healthcare Corp., 8.00% due 01/15/05.......       285,000         295,542
Tenet Healthcare Corp., Callable 01/15/02, 8.63%
  due 01/15/07...................................       240,000         249,137
Tenet Healthcare Corp., Callable, (144A), 7.63%
  due 06/01/08...................................       175,000         175,933
                                                                  -------------
                                                                        976,862
                                                                  -------------

INDUSTRIAL PRODUCTS & SERVICES (0.0%)
DIVERSIFIED MANUFACTURING (0.0%)
Polymer Group Inc., Series B, Callable 07/01/02,
  9.00% due 07/01/07.............................       250,000         254,375
                                                                  -------------
TECHNOLOGY (0.6%)
ELECTRONICS (0.5%)
Sensormatic Electronics Corp., Callable, (144A),
  7.74% due 03/29/06(f)..........................     3,000,000       2,842,890
                                                                  -------------

TELECOMMUNICATION SERVICES (0.1%)
McLeodUSA, Inc., Callable 07/15/02, 9.25% due
  07/15/07.......................................       250,000         258,750
Qwest Communications International Inc., Series
  B, Callable 04/01/02, 10.88% due 04/01/07......       250,000         289,688
                                                                  -------------
                                                                        548,438
                                                                  -------------
                                                                      3,391,328
                                                                  -------------
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

TRANSPORTATION (0.8%)
TRANSPORT & SERVICES (0.8%)
Atlantic Express Transportation Corp., Callable
  02/01/01, 10.75% due 02/01/04..................  $    250,000   $     266,250
Enterprise Rent-a-Car USA Finance Co., (144A),
  6.38% due 05/15/03.............................     2,000,000       1,995,200
Williams Companies, Inc., 6.13% due 02/01/01.....     2,000,000       2,002,000
                                                                  -------------
                                                                      4,263,450
                                                                  -------------

UTILITIES (1.4%)
ELECTRIC (0.7%)
Calpine Corp., (144A), 7.88% due 04/01/08........       250,000         246,875
PECO Energy Capital Trust III, Series D, 7.38%
  due 04/06/28...................................     1,300,000       1,338,077
Texas Utilities Electric Co., 8.00% due
  06/01/02.......................................     2,000,000       2,128,600
                                                                  -------------
                                                                      3,713,552
                                                                  -------------

TELEPHONE (0.7%)
SBC Communications, Inc., 6.13% due 02/15/08.....     1,500,000       1,492,365
SBC Communications, Inc., Callable 11/01/07,
  7.25% due 11/01/27.............................     1,000,000       1,038,550
US West Capital Funding, Inc., Callable, 6.25%
  due 07/15/05...................................     1,300,000       1,294,527
                                                                  -------------
                                                                      3,825,442
                                                                  -------------
                                                                      7,538,994
                                                                  -------------
  TOTAL CORPORATE OBLIGATIONS
   (COST $35,555,891)............................                    36,013,251
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
FOREIGN CORPORATE OBLIGATIONS (3.6%)
AUSTRALIA (0.7%)
Australian Gas Light Co. Ltd., (144A), 6.40% due
  04/15/08 (Gas-Pipelines).......................  $  1,600,000   $   1,600,400
St. George Bank Ltd., (144A), 7.15% due 06/18/07
  (Banking)......................................     2,250,000       2,361,015
                                                                  -------------
                                                                      3,961,415
                                                                  -------------

CANADA (0.8%)
Cott Corp., Callable 07/01/00, 8.50% due 05/01/07
  (Food, Beverages & Tobacco)....................       250,000         246,250
Express Pipeline LP, Series B, Sinking Fund,
  Callable, (144A), 7.39% due 12/31/17
  (Oil-Production)...............................       250,000         246,250
Hydro Quebec, Series GF, 8.88% due 03/01/26
  (Water)........................................     1,800,000       2,335,086
McKesson Finance of Canada, (144A), 6.55% due
  11/01/02 (Financial Services)..................       750,000         758,700
Rogers Cablesystems Ltd., Callable 12/01/02,
  10.00% due 12/01/07 (Telecommunications).......       250,000         277,500
Rogers Cantel, Inc., Callable 10/01/02, 8.30% due
  10/01/07 (Telecommunications)..................       250,000         243,125
Teekay Shipping Corp., Sinking Fund, 8.32% due
  02/01/08 (Transport & Services)................       500,000         516,250
                                                                  -------------
                                                                      4,623,161
                                                                  -------------

CHINA (0.1%)
Guangdong International Trust & Investment Corp.,
  (144A), 8.75% due 10/24/16 (Financial
  Services)......................................       400,000         309,632
                                                                  -------------
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

DENMARK (0.5%)
Den Danske Bank, (144A), 7.25% due 06/15/05
  (Banking)(s)...................................  $  2,500,000   $   2,615,475
                                                                  -------------

MALAYSIA (0.1%)
Petroliam Nasional Berhad, (144A), 7.75% due
  08/15/15 (Gas Exploration).....................       375,000         307,571
                                                                  -------------

MEXICO (0.3%)
Axa SA de CV, (144A), 9.00% due 08/04/04
  (Electrical Equipment).........................       300,000         279,000
Copamex Industrias SA de CV, Series B, Callable
  04/30/02, 11.38% due 04/30/04 (Forest Products
  & Paper).......................................       120,000         124,800
Grupo Imsa SA de CV, Callable 09/30/02, 8.93% due
  09/30/04 (Industrial Products & Services)......       250,000         238,625
Petroleos Mexicanos, MTN, 7.60% due 06/15/00
  (Oil-Production)...............................     1,300,000       1,303,250
                                                                  -------------
                                                                      1,945,675
                                                                  -------------

NORWAY (0.5%)
Norsk Hydro ASA, Callable, 6.80% due 01/15/28
  (Oil-Services).................................     2,500,000       2,509,500
                                                                  -------------

PHILIPPINES (0.0%)
Philippine Long Distance Telephone Co., 10.63%
  due 06/02/04 (Telephone).......................       150,000         153,000
Philippine Long Distance Telephone Co., Series E,
  MTN, 7.85% due 03/06/07 (Telephone)............       120,000         104,178
                                                                  -------------
                                                                        257,178
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SOUTH KOREA (0.2%)
Export Import Bank Korea, 7.10% due 03/15/07
  (Banking)......................................  $    500,000   $     429,235
Korea Development Bank, 6.25% due 05/01/00
  (Banking)......................................       500,000         456,270
Korea Electric Power Corp., 6.00% due 12/01/26
  (Electric).....................................       500,000         416,795
                                                                  -------------
                                                                      1,302,300
                                                                  -------------
UNITED KINGDOM (0.2%)
Abbey National First Capital BV, 8.20% due
  10/15/04 (Financial Services)..................     1,000,000       1,101,100
                                                                  -------------
VENEZUELA (0.2%)
BTM Curacao Holdings NV, 6.41% due 09/29/49
  (Financial Services)...........................     1,200,000       1,134,000
                                                                  -------------
  TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
   $19,765,318)..................................                    20,067,007
                                                                  -------------

GOVERNMENT OBLIGATIONS (3.5%)

                                                       (IN FRF)
                                                   ------------
FRANCE (1.8%)
Government of France, 4.75% due 03/12/02.........    58,100,000       9,752,796
                                                                  -------------
                                                       (IN DEM)
                                                   ------------

GERMANY (1.7%)
German Unity Fund, 8.50% due 02/20/01............    15,685,000       9,615,028
                                                                  -------------
  TOTAL GOVERNMENT OBLIGATIONS (COST
   $19,543,887)..................................                    19,367,824
                                                                  -------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SOVEREIGN BONDS (0.2%)
                                                     (IN USD)
                                                   ------------
MEXICO (0.2%)
United Mexican States Global Bonds, 11.38% due
  09/15/16.......................................  $    195,000   $     217,230
United Mexican States Global Bonds, 11.50% due
  05/15/26.......................................       750,000         852,750
                                                                  -------------
                                                                      1,069,980
                                                                  -------------

POLAND (0.0%)
Republic of Poland, Bearer, PDI, Callable
  10/27/98, Sinking Fund, 4.00% due 10/27/14.....       250,000         225,000
                                                                  -------------
  TOTAL SOVEREIGN BONDS (COST $1,168,049)........                     1,294,980
                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.2%)
FEDERAL HOME LOAN MORTGAGE CORP. (1.2%)
7.00% due 03/15/11...............................     2,750,000       2,830,218
8.00% due 11/01/26...............................     1,822,854       1,883,592
8.50% due 09/01/01...............................        10,799          11,116
8.50% due 07/01/02...............................       460,155         473,714
Remic: Series 1998-11, Sequential Payer, 6.00%
  due 03/18/28...................................     1,530,226       1,377,693
                                                                  -------------
                                                                      6,576,333
                                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.4%)
6.50% due 05/01/27...............................       135,394         134,808
6.50% due 03/01/28(t)............................     4,340,235       4,321,268
7.00% due 01/01/13 TBA ..........................     4,000,000       4,072,500
8.00% due 12/01/26...............................     2,988,496       3,092,645
Remic PAC-1, Series 1994-51, Class PH, 6.50% due
  01/25/23.......................................     7,400,000       7,496,570
                                                                  -------------
                                                                     19,117,791
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.6%)
7.00% due 05/15/23...............................  $    371,089   $     376,773
7.00% due 06/15/23...............................     1,116,300       1,133,599
7.00% due 07/15/23...............................     1,346,159       1,366,906
7.00% due 01/15/24...............................       489,515         497,036
7.00% due 02/15/24...............................       356,078         361,615
7.00% due 04/15/24...............................       239,245         242,958
7.50% due 01/15/27...............................       641,963         659,399
7.50% due 09/15/27...............................       188,493         193,646
7.50% due 02/15/28...............................     2,509,308       2,577,928
7.50% due 03/15/28...............................     1,994,074       2,048,891
7.50% due 04/15/28...............................     3,259,841       3,349,445
7.50% due 05/15/28...............................     2,136,782       2,195,542
8.50% due 06/15/27...............................       795,799         838,931
8.50% due 09/15/27...............................     3,870,772       4,080,507
                                                                  -------------
                                                                     19,923,176
                                                                  -------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
   $44,901,745)..................................                    45,617,300
                                                                  -------------

U.S. TREASURY OBLIGATIONS (8.3%)
U.S. TREASURY BONDS (4.1%)
6.50% due 11/15/26(s)............................     2,125,000       2,357,964
6.75% due 08/15/26...............................     4,571,000       5,229,361
8.50% due 02/15/20...............................    10,287,000      13,770,690
12.00% due 08/15/13(t)...........................     1,060,000       1,570,591
                                                                  -------------
                                                                     22,928,606
                                                                  -------------
                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
U.S. TREASURY NOTES (4.2%)
6.25% due 02/28/02(s)............................  $  4,460,000   $   4,558,700
6.63% due 06/30/01(d)(t).........................    11,305,000      11,630,020
6.88% due 05/15/06(s)............................     5,200,000       5,627,440
7.88% due 11/15/04(s)............................     1,305,000       1,465,032
                                                                  -------------
                                                                     23,281,192
                                                                  -------------
  TOTAL U.S. TREASURY OBLIGATIONS (COST
   $43,504,518)..................................                    46,209,798
                                                                  -------------
  TOTAL FIXED INCOME SECURITIES (COST
   $204,190,711).................................                   208,798,959
                                                                  -------------
SHORT-TERM INVESTMENTS (1.2%)
OTHER INVESTMENT COMPANIES (0.0%)
Seven Seas Money Market Fund, 5.30% due
  07/01/98.......................................         3,084           3,084
                                                                  -------------

REPURCHASE AGREEMENT (1.1%)
Goldman Sachs Repurchase Agreement, 5.70% dated
  6/30/98, due 7/01/98, proceeds $5,958,943
  (collateralized by $78,000 Federal National
  Mortgage Association, 5.44% due 1/24/01, valued
  at $79,359; $5,815,000 Federal Home Loan Bank,
  6.515% due 1/14/05, valued at $6,002,588)......     5,958,000       5,958,000
                                                                  -------------

TIME DEPOSITS (0.0%)
State Street Bank & Trust Co. London, 3.00% due
  07/01/98.......................................       264,000         264,000
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
               SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
U.S. TREASURY OBLIGATIONS (0.1%)
Bills, 4.20% due 08/20/98(s)(y)..................  $    710,000   $     705,081
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $6,930,156)...................................                     6,930,165
                                                                  -------------
  TOTAL INVESTMENTS (COST $463,586,272)
    (98.4%)......................................                   550,355,236
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)...................
                                                                      8,710,152
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 559,065,388
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $464,021,699 for federal income tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $94,601,309 and $8,267,772, respectively, resulting in net unrealized appreciation of $86,333,537.

+ Non-income producing security.

(d) Delayed delivery securities.

(f) Fair valued security. Approximately 0.5% of the market value of the securities have been valued at fair value. (See Note 1a)

(i) Foreign security.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $36,829,151 of the market value has been segregated.

(t) All or a portion of the security has been segregated as collateral for when issued/TBA securities.

(y) Yield to maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers

ADR - American Depositary Receipt

AS - Accelerated Security

CSTR - Collateral Strip Rate

DEM - German Mark

FRF - French Franc

JPY - Japanese Yen

MTN - Medium Term Note

NAS - Non-accelerated security

PDI - Past Due Interest

REMIC - Real Estate Mortgage Investment Conduit

SDR - Swedish Depositary Receipt

Spon. ADR - Sponsored ADR

TAC - Targeted Amortization Class

TBA - Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement..

USD - United States Dollar

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                        PORTFOLIO
                                                    -----------------
U.S. Government Agency/Treasury Obligations.......        16.8%
Financial Services................................        12.5%
Banking...........................................         7.0%
Pharmaceuticals...................................         5.1%
Food & Beverages..................................         3.9%
Government Obligations............................         3.5%
Telephone.........................................         3.5%
Oil-Production....................................         3.3%
Retail............................................         3.2%
Diversified Manufacturing.........................         2.9%
Insurance.........................................         2.8%
Electric..........................................         2.1%
Electronics.......................................         1.9%
Chemicals.........................................         1.8%
Entertainment.....................................         1.8%
Oil-Services......................................         1.8%
Semi-Conductors...................................         1.8%
Computer Software.................................         1.7%
Computer Systems..................................         1.5%
Automotive........................................         1.3%
Broadcasting & Publishing.........................         1.0%
Health Services...................................         1.0%
Household Products................................         1.0%
Natural Gas.......................................         1.0%
Metals & Mining...................................         0.9%
Transport & Services..............................         0.9%
Aerospace.........................................         0.7%
Forest Products & Paper...........................         0.7%
Restaurants & Hotels..............................         0.7%
Telecommunications................................         0.7%
Certificate of Deposit............................         0.6%
Electrical Equipment..............................         0.6%
Medical Supplies..................................         0.6%
Telecommunications Equipment......................         0.6%
Personal Care.....................................         0.5%
Utilities.........................................         0.5%
Water.............................................         0.5%
Miscellaneous.....................................         6.2%
Short Term Investments............................         1.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $463,586,272 )          $550,355,236
Cash                                                     11,985
Foreign Currency at Value (Cost $3,013,850 )          2,989,778
Receivable for Investments Sold                      15,202,658
Interest Receivable                                   2,580,073
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    807,573
Dividends Receivable                                    395,112
Foreign Tax Reclaim Receivable                          130,315
Receivable for Expense Reimbursement                     62,279
Variation Margin Receivable                              48,067
Prepaid Trustees' Fees                                    2,298
Prepaid Expenses and Other Assets                           508
                                                   ------------
    Total Assets                                    572,585,882
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    12,868,084
Advisory Fee Payable                                    267,479
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    263,062
Custody Fee Payable                                      89,900
Administrative Services Fee Payable                      12,973
Fund Services Fee Payable                                   460
Administration Fee Payable                                  293
Accrued Expenses                                         18,243
                                                   ------------
    Total Liabilities                                13,520,494
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $559,065,388
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $149,765 )                                                  $ 4,256,231
Interest Income (Net of Foreign Withholding Tax
  of $6,331 )                                                     11,947,277
                                                                 -----------
    Investment Income                                             16,203,508
EXPENSES
Advisory Fee                                       $ 2,359,972
Custodian Fees and Expenses                            455,436
Administrative Services Fee                            127,584
Fund Services Fee                                       13,886
Administration Fee                                       8,817
Trustees' Fees and Expenses                              2,677
Amortization of Organization Expenses                      999
Miscellaneous                                           67,459
                                                   -----------
    Total Expenses                                   3,036,830
Less: Reimbursement of Expenses                       (247,773)
                                                   -----------
NET EXPENSES                                                       2,789,057
                                                                 -----------
NET INVESTMENT INCOME                                             13,414,451
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           22,716,818
  Futures Contracts                                    428,702
  Foreign Currency Contracts and Transactions         (170,930)
                                                   -----------
    Net Realized Gain                                             22,974,590
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       37,643,407
  Futures Contracts                                    102,829
  Foreign Currency Contracts and Translations          671,516
                                                   -----------
    Net Change in Unrealized Appreciation                         38,417,752
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $74,806,793
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                   JUNE 30, 1998    JUNE 30, 1997
                                                   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   13,414,451   $    9,646,581
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions          22,974,590       20,441,920
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                           38,417,752       26,949,621
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       74,806,793       57,038,122
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         230,295,407      132,528,025
Withdrawals                                           (53,675,147)    (127,909,364)
                                                   --------------   --------------
    Net Increase from Investors' Transactions         176,620,260        4,618,661
                                                   --------------   --------------
    Total Increase in Net Assets                      251,427,053       61,656,783
NET ASSETS
Beginning of Fiscal Year                              307,638,335      245,981,552
                                                   --------------   --------------
End of Fiscal Year                                 $  559,065,388   $  307,638,335
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED      JULY 8, 1993
                                                           JUNE 30,             (COMMENCEMENT OF
                                                   -------------------------   OPERATIONS) THROUGH
                                                   1998   1997   1996   1995      JUNE 30, 1994
                                                   ----   ----   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.65%  0.65%  0.65%  0.65%                0.70%(a)
  Net Investment Income                            3.13%  3.33%  3.35%  3.71%                2.88%(a)
  Expenses without Reimbursement                   0.71%  0.80%  0.82%  0.97%                1.18%(a)
Portfolio Turnover                                   82%   100%   144%   136%                 115%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Diversified Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 8, 1993. The portfolio's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities. The portfolio may invest in international markets. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $5,000, which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At June 30, 1998, the portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        6/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 1,183,556, expiring 07/24/98...  $   734,281   $   728,118   $      (6,163)

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        6/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Austrian Schilling 3,774,880 for PTE 55,000,000,
 expiring 07/24/98...............................  $   301,812   $   301,479   $        (333)
Belgian Franc 12,303,740, expiring 07/24/98......  $   331,485   $   331,115   $        (370)
British Pound 1,168,351, expiring 07/24/98.......    1,945,924     1,946,863             939
British Pound 213,650 for DEM 642,944, expiring
 07/24/98........................................      358,632       357,924            (708)
British Pound 853,634 for JPY 193,292,114,
 expiring 07/24/98...............................    1,403,793     1,428,501          24,708
Danish Krone 1,805,309, expiring 07/24/98........      262,007       262,778             771
Finnish Markka 3,958,828 for JPY 100,000,000,
 expiring 07/24/98...............................      741,084       740,499            (585)
Finnish Markka 1,059,483 for SEK 1,530,000,
 expiring 07/24/98...............................      194,139       195,473           1,334
French Franc 1,068,820, expiring 07/24/98........      176,307       177,041             734
German Mark 15,512,756, expiring 07/24/98........    8,670,054     8,606,827         (63,227)
German Mark 650,416 for SEK 2,789,208, expiring
 07/24/98........................................      362,385       373,169          10,784
German Mark 12,486,069, expiring 7/30/98.........    6,936,705     6,930,106          (6,599)
Hong Kong Dollar 1,150,591, expiring 07/24/98....      148,349       148,173            (176)
Italian Lira 761,598,418, expiring 07/24/98......      426,463       428,609           2,146
Japanese Yen 928,321,776, expiring 07/24/98......    6,667,687     6,693,843          26,156
Malaysian Ringgit 1,988,550, expiring 07/24/98...      515,369       473,710         (41,659)
Netherlands Guilder 1,538,929, expiring
 07/24/98........................................      755,599       757,630           2,031
New Zealand Dollar 277,094 expiring 07/24/98.....      143,341       143,341        --
Norwegian Krone 2,929,166, expiring 07/24/98.....      392,297       381,952         (10,345)
Norwegian Krone 2,648,627 for DEM 627,969,
 expiring 07/24/98...............................      354,276       351,236          (3,040)
Portuguese Escudo 55,000,000, expiring
 07/24/98........................................      296,845       298,018           1,173
Singapore Dollar 298,723, expiring 07/24/98......      174,071       176,611           2,540
Spanish Peseta 64,035,893, expiring 07/24/98.....      417,009       418,643           1,634
Swedish Krona 5,302,961, expiring 07/24/98.......      669,349       665,589          (3,760)
Swedish Krona 4,268,424 for GBP 341,086, expiring
 07/24/98........................................      552,948       520,326         (32,622)

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        6/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Swiss Franc 1,095,111, expiring 07/24/98.........  $   720,117   $   723,726   $       3,609

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
Australian Dollar 993,857, expiring 07/24/98.....      618,348       615,667      2,681
Austrian Schilling 3,200,000, expiring 07/24/98..      252,715       252,350        365
British Pound 129,558, expiring 07/24/98.........      211,291       215,886     (4,595)
Danish Krone 2,270,322, expiring 07/24/98........      330,541       330,465         76
Finnish Markka 1,360,000, expiring 07/24/98......      249,061       248,216        845
French Franc 9,726,671, expiring 07/24/98........    1,619,259     1,611,143      8,116
French Franc 51,144,401, expiring 7/31/98........    8,633,001     8,475,293    157,708
French Franc 8,345,546, expiring 10/08/98........    1,386,787     1,386,787      --
German Mark 10,346,474, expiring 07/24/98........    5,803,540     5,790,391     13,149
German Mark 29,276,407, expiring 7/30/98.........   16,527,557    16,249,198    278,359
German Mark 893,788, expiring 10/08/98...........      498,099       498,099      --
Irish Pound 192,944, expiring 07/24/98...........      268,617       268,998       (381)
Italian Lira 1,100,000,000, expiring 07/24/98....      632,547       619,053     13,494
Japanese Yen 340,995,518, expiring 07/24/98......    2,543,648     2,465,802     77,846
Malaysian Ringgit 853,265, expiring 07/24/98.....      214,033       203,264     10,769
Netherlands Guilder 1,485,048, expiring
 07/24/98........................................      740,081       731,103      8,978
New Zealand Dollar 845,714, expiring 07/24/98....      465,608       438,301     27,307
Singapore Dollar 762,457, expiring 07/24/98......      475,495       450,780     24,715
Spanish Peseta 20,906,345, expiring 07/24/98.....      136,448       136,678       (230)
Swiss Franc 1,402,653, expiring 07/24/98.........      943,308       926,971     16,337
                                                                               --------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $544,511
                                                                               --------
                                                                               --------

   f) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Open futures contracts as of June 30, 1998 are summarized as follows:

      SUMMARY OF OPEN CONTRACTS AT JUNE 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
Australian All Ordinary Index, expiring September
 1998............................................             34    $      41,366    $     1,376,367
CAC 40 Index, expiring July 1998.................             12             (151)         1,675,232
DAX Index, expiring September 1998...............              5          (15,280)         1,642,603
Financial Times-Stock Exchange 100 - Share Index,
 expiring September 1998.........................             26           (5,440)         2,560,898
Hang Seng Index, expiring July 1998..............              5            1,739            276,377
IBEX 35 Index, expiring July 1998................             23           (9,516)         1,522,050
Topix Index, expiring September 1998.............             20           37,128          1,727,420
U.S. Thirty Year Bond, expiring September 1998...             90           40,866         11,082,571
U.S. Ten Year Note, expiring September 1998......              2              363            227,325
                                                   --------------   --------------   ----------------
Totals...........................................            217    $      91,075    $    22,090,843
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED
                                                                     APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT   (DEPRECIATION)     OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Five Year Note, expiring September 1998.....              27    $      (3,115)   $     2,958,448

   g) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.55% of the portfolio's average daily net assets. For the fiscal year ended June 30, 1998, such fees amounted to $2,359,972.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended June 30, 1998, the fee for these services amounted to $8,817.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended June 30, 1998, the fee for these services amounted to $127,584.

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.65% of the average daily net assets of the portfolio through October 31, 1998. For the fiscal year ended June 30, 1998, Morgan has agreed to reimburse the portfolio $247,773 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $13,886 for the fiscal year ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves

THE DIVERSIFIED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,900.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended June 30, 1998 were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $169,698,656   $150,976,765
Corporate, Collateralized Obligations and Other
 Securities......................................   355,078,700    184,168,490
                                                   ------------   ------------
                                                   $524,777,356   $335,145,255
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Diversified Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Diversified Portfolio (the "portfolio") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period July 8, 1993 (commencement of operations) through June 30, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 18, 1998

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     CALIFORNIA MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
DIVERSIFIED
FUND



ANNUAL REPORT
JUNE 30, 1998



F285A-986
JP285ANNU0898